     As filed with the Securities and Exchange Commission April 28, 2000.

                                                Securities Act File No. 33-20333
                                        Investment Company Act File No. 811-5480
________________________________________________________________________________

================================================================================
-----------------------
OMB Number:              U.S. SECURITIES AND EXCHANGE COMMISSION
3235-0307                          WASHINGTON, D.C. 20549
Expires: 05/31/00                      _______________
Estimated average
Burden hours per                          FORM N-1A
response 212.80
-----------------------

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [_]

    Pre-Effective Amendment No. _____                                        [_]

    Post-Effective Amendment No.  19                                         [X]
                                 ----
                                      and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [_]

     Amendment No.  19                                                       [X]
                   ----
                       (Check appropriate box or boxes.)

                         CIGNA Variable Products Group
              (Exact Name of Registrant as Specified in Charter)

         100 Front Street, Suite 300, Worcester, Massachusetts   01601
               (Address of Principal Executive Offices)        (Zip Code)

                                (860) 726-3700
              Registrant's Telephone Number, including Area Code

                 Linda R. Johnson, 100 Front Street, Suite 300
                        Worcester, Massachusetts 01601
                    (Name and Address of Agent for Service)

                                  Continuous
                (Approximate Date of Proposed Public Offering)
                                _______________

It is proposed that this filing will become effective (check appropriate box):

[_]  Immediately upon filing pursuant to paragraph (b)
[X]  on April 28, 2000 pursuant to paragraph (b)
[_]  60 days after filing pursuant to paragraph (a)(1)
[_]  on (date) pursuant to paragraph (a)(1)
[_]  75 days after filing pursuant to paragraph (a)(2)
[_]  on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

___________________________
Please send communications to: Jeffrey S. Winer, Esq.
                  c/o TimesSquare Investment Management, Inc.
             900 Cottage Grove Road, S-215, Hartford CT 06152-2215
                                (860) 726-5576

CIGNA VARIABLE PRODUCTS GROUP


================================================================================

Prospectus
May 1, 2000



CIGNA Variable Products S&P 500 Index Fund



The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                               Table of Contents

                                                                 Page Number
Summary.........................................................       1
Bar Chart and Performance Table.................................       1
Fees and Expenses of the Fund...................................       2
Investment Information..........................................       4
Management of the Fund..........................................       5
Pricing of Shares...............................................       6
Purchase and Redemption of Shares...............................       6
Distributions and Federal Income Tax Considerations.............       7
Financial Highlights............................................       8

Shares of the fund offered by this prospectus are available and are being marketed exclusively as pooled funding vehicles for life insurance companies writing variable annuity contracts and variable life insurance contracts ("Variable Contracts") and for qualified retirement and pension plans ("Qualified Plans").

Fund investment objective:
-------------------------

S&P 500 Index Fund:                       To provide long-term growth of capital by investing principally in common stocks.

Principal investment strategy
-----------------------------

S&P 500 Index Fund:                       Attempts to replicate the composition and total return, reduced by fund expenses, of the Standard & Poor's 500 Composite Stock
                                          Price Index (S&P 500) by investing in common stocks of companies which make up the S&P 500.

Principal risks of investing in the Fund
----------------------------------------

S&P 500 Index Fund:                       The fund is subject to market risk, which is the possibility that common stock prices will decline, sometimes substantially, over short or extended periods.  The stock market tends to be
                                          cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

                                          The fund is subject to tracking risk, which is the
                                          risk that the fund's returns will be less than the
                                          returns of the S&P 500.

Loss of money is a risk of investing in the fund.


Bar Chart and Performance Table:

The bar chart and table shown below provide some indication of the risks of investing in the fund. The bar charts show changes in the performance of the fund's shares from year to year over the life of the fund. Performance data shown in the bar charts and tables does not reflect Variable Contract or Qualified Plan charges. If it did, performance would be lower

The table shows how the fund's average annual returns for one, five and ten years compare to those of a broad measure of relevant market performance. A fund's past performance does not necessarily indicate how the fund will perform in the future.

                   S&P 500 Index Fund - Annual Total Returns

-3.09%  37.48%   3.59%    2.97%   0.67%  36.82%  22.48%  33.35%  28.60%  20.77%
 1990    1991    1992     1993    1994    1995    1996    1997    1998    1999


During the ten-year period shown in the bar chart, the highest quarterly return was 21.47% (for the quarter ended 12/31/98) and the lowest quarterly return was -18.73% (for the quarter ended 9/30/90).


S&P 500 Index Fund Average - Annual Total Returns for the periods ended December 31, 1999

                      Past 1 year   Past 5 years   Past 10 years*
                      -----------  ------------    --------------
S&P 500 Index Fund       20.77%        28.26%           17.27%
S&P 500 Index            21.04%        28.55%           18.21%

*Prior to November 1993 the S&P 500 Index Fund was actively managed.


Fees and Expenses of the Funds
This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

The table does not reflect charges and deductions which are or may be imposed under Variable Contracts or Qualified Plans. Please refer to the applicable Variable Contract prospectus or Qualified Plan documents for any additional charges.

                                                            S&P 500
                                                             Index
Shareholder fees                                             Fund
                                                            ------
(fees paid directly from your investments)
     Maximum sales charge (load) imposed on
      purchases (as a percentage of offering price)          None
     Maximum deferred sales charge (load)
      (as a percentage of offering price)                    None
     Redemption fee (as a percentage
         of amount redeemed)                                 None
     Exchange fee                                            None

Annual Fund operating expenses
(expenses that are deducted from Fund assets)

     Management fees                                         0.25%
     Distribution (12b-1) fees                               None
     Other expenses (before waivers)                         0.13%
     Total Annual Fund Operating Expenses                    0.38%
     Waiver of Fund Expenses/(1)/                           (0.13%)
     Total Actual Fund Operating Expenses                    0.25%


 (1) TimesSquare Capital Management, Inc., the fund's adviser, has contractually agreed, until April 30, 2001, to waive management fees and reimburse the fund if and to the extent total annual fund operating expenses exceed 0.25%. TimesSquare may agree to continue to waive management fees and reimburse expenses after April 30, 2001. Reimbursement arrangements can decrease a fund's expenses and boost its performance.


Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses reflect contractual expense limitations for the first year and after that are not limited and remain the same. The Example does not reflect charges and deductions which are or may be imposed under Variable Contracts or Qualified Plans. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

S&P 500 Index Fund
1 year      3 years       5 years      10 years
 $26         $109          $201         $470


INVESTMENT INFORMATION

S&P 500 Index Fund
Investment Objective, Principal Strategies and Related Risks

The primary objective of the fund is long-term growth of capital by investing principally in common stocks. The fund will seek to fulfill this objective by attempting to replicate the composition and total return, reduced by fund expenses, of the S&P 500. Under normal conditions, the fund will invest at least 80% of its total assets in equity securities of companies which compose the S&P 500.

The S&P 500 includes 500 selected common stocks, most of which are listed on the New York Stock Exchange. Each stock in the S&P 500 has a unique weighting, depending on the number of shares outstanding and its current price. The 500 stocks in the S&P 500 are chosen by Standard & Poor's based on industry representation, liquidity and stability. The stocks in the S&P 500 are not the 500 largest companies. Rather, the S&P 500 is designed to capture the returns of many different sectors of the U.S. economy.

The fund is subject to market risk -- i.e., the possibility that common stock prices will decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline.

While the fund seeks to match the performance of the S&P 500, its stock portfolio performance may not match that of the S&P 500 exactly. For example, the fund's performance will reflect deductions for advisory fees and other expenses that are not deducted from the performance figures reported for the S&P
500. In addition, while TimesSquare generally will seek to match the composition of the S&P 500 as closely as possible, it may not always invest the fund's stock portfolio to mirror the S&P 500 exactly. For instance, the fund may at times have its portfolio weighted differently from the S&P 500 because of the difficulty and expense of executing relatively small stock transactions. Under normal conditions, the fund anticipates holding at least 480 of the S&P 500 issues at all times.

The fund may also invest in stock index futures contracts and related options and in certain short-term fixed income securities (including variable and floating rate instruments or demand instruments) such as Money Market Fund shares, certificates of deposit, commercial paper, commercial loan participations, bankers' acceptances, U.S. Government obligations and repurchase agreements, pending investment in common stocks of companies in the S&P 500 or to meet anticipated short-term cash needs such as dividend payments or redemptions of shares. The percentage of the fund's assets invested in various types of securities will vary in light of existing economic conditions and other factors as determined by TimesSquare. Except in extraordinary circumstances, the fund will not invest in short-term fixed income securities or hold assets in cash for temporary, defensive purposes.

The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P"). S&P makes no representation or warranty, express or implied, to the record or beneficial owners of shares of the fund or any member of the public regarding the advisability of investing in securities generally, or in the fund particularly, or the ability of the S&P 500 to track general stock market performance. S&P's only relationship to TimesSquare or the fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 which is determined, composed and calculated by S&P without regard to TimesSquare or the fund. S&P has no obligation to take the needs of TimesSquare or the fund or the record or beneficial owners of the fund into consideration in determining, composing or calculating the S&P 500. S&P is not responsible for and has not participated in the valuation of the fund or the pricing of the fund's shares or in the determination or calculation of the equation by which the fund's portfolio investments are to be converted into cash.

S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY TIMESSQUARE, RECORD OR BENEFICIAL OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Temporary, Defensive Positions. The S&P 500 Index Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies by investing in short-term fixed income securities in attempting to respond to adverse market, economic, political or other conditions. If the fund takes a temporary defensive position it may not achieve its investment objective.

Changes in Policies. The fund's Trustees may change the fund's investment strategies and other policies without shareholder approval. The fund may not change its investment objective or certain restrictions identified as fundamental in the Statement of Additional Information without shareholder approval.

MANAGEMENT OF THE FUND

The investment adviser to the fund is TimesSquare Capital Management, Inc. TimesSquare also serves as investment adviser for other investment companies, and for a number of pension, advisory, corporate and other accounts. As of December 31, 1999, TimesSquare managed assets of approximately $38.9 billion. TimesSquare's mailing address is Four Times Square, 25/th/ Floor, New York, NY 10036.

Pursuant to a Master Investment Advisory Agreement, TimesSquare manages the investment and reinvestment of the assets of the fund.

Subject to the control and periodic review of the Board of Trustees, TimesSquare determines what investments shall be purchased, held, sold or exchanged by the fund. TimesSquare is also responsible for overall management of the business affairs of the fund.

As full compensation for the investment management and all other services rendered by TimesSquare, the fund paid TimesSquare $608,323 for calendar year 1999. TimesSquare's fee for managing the fund, as a percentage of the fund's average daily net assets, is 0.25%:

PRICING OF SHARES

The price of fund shares is based on each fund's net asset value. The funds' custodian, State Street Bank and Trust Company ("State Street") calculates the net asset value of the fund by dividing the number of outstanding shares of the fund into the net assets of the fund. Net assets are the excess of a fund's assets over its liabilities. Net asset value is determined as of the close of regular trading (normally, 4:00 p.m. Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for trading.

The S&P 500 Index Fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value. The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of a fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of a fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments may be valued at their fair value.

PURCHASE AND REDEMPTION OF SHARES

Shares may be purchased only by Eligible Purchasers. Eligible Purchasers are limited to: (1) those separate accounts established by life insurance companies that serve as the underlying investment vehicles for Variable Contracts; and (2)
Qualified Plans.   Shares may not be purchased by individuals or by the general public. The Board of Trustees of CIGNA Variable Products Group may broaden or limit the definition of Eligible Purchasers. Purchase of shares is subject to acceptance by the fund. Fund shares are sold exclusively to and redeemed by Eligible Purchasers on a continuous basis.

Purchase and redemption orders received by life insurance companies and Qualified Plans on a given business day from their Variable Contract owners or Qualified Plan participants, as the case may be, will be effected at the net asset value of the fund on that business day if the orders are received by the fund in proper form and in accordance with applicable requirements on the next business day. It is each Eligible Purchaser's responsibility to properly transmit purchase and redemption orders and payments in accordance with applicable requirements. Individuals may not place orders directly with the fund. The fund does not issue share certificates. Please refer to the prospectus of your life insurance company's Variable Contract or Qualified Plan documents for information on how to invest in a fund.

Investments by Eligible Purchasers in the fund are expressed in terms of full and fractional shares of a fund. All investments in the fund are credited to an Eligible Purchaser's account immediately upon acceptance of the investment by the fund.

The offering of shares of the fund may be suspended for a period of time and the fund reserves the right to reject any specific purchase order. Purchase orders may be refused if, in TimesSquare's opinion, they would disrupt the management of the fund.

The fund normally pays for shares redeemed within seven days after the life insurance company that issued the Variable Contract or the Qualified Plan receives the redemption request. However, a fund may suspend redemption or postpone payment for any period when:

-  the NYSE closes for other than weekends and holidays
-  the SEC restricts trading on the NYSE;
- the SEC determines that an emergency exists, so that a fund's (1) disposal of investment securities, or (2) determination of net asset value, is not reasonably practicable; or
-  the SEC permits, by order, for the protection of fund shareholders.

CIGNA Variable Products Group does not foresee any disadvantage to Variable Contract owners arising out of the fact that the Trust offers its shares for products offered by life insurance companies which may or may not be affiliated with each other or that it offers its shares to Qualified Plans. Nevertheless, the CIGNA Variable Products Group Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise between Variable Contract owners and participants under Qualified Plans and to determine what action, if any, should be taken in response. If a conflict were to occur, one or more life insurance company separate accounts or Qualified Plans might withdraw its investment in a fund. This might force the fund to sell portfolio securities at disadvantageous prices.

DISTRIBUTIONS AND FEDERAL INCOME TAX CONSIDERATIONS

The fund's policy is to distribute substantially all of its net investment income and net realized capital gains each year. Generally, a fund may distribute net realized capital gains only once a year. The fund pays these distributions to the life insurance company issuing the Variable Contract or the Qualified Plan, which automatically reinvest the distributions in additional fund shares at no charge.

The fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). The Code relieves a regulated investment company from certain Federal income tax and excise tax, if the company distributes substantially all of its net investment income and net realized capital gains. See the SAI for a more complete discussion.

The fund must meet asset diversification requirements under Section 817(h) of the Code and the related regulation of the United States Treasury Department. The fund intends to comply with these diversification requirements.

The sole shareholders of the fund are life insurance companies issuing Variable Contracts and Qualified Plans. Consequently, this prospectus does not discuss the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to owners of Variable Contracts and Qualified Plan participants, including the failure of a fund to meet the diversification requirements discussed above, see the Prospectus for the Variable Contract or your Qualified Plan documents.

                             Financial Highlights

The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represents the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the fund's financial statements, are included in the annual report, which is available upon request.


                              S&P 500 Index Fund

                                                                          Year Ended December 31,
                                                          1999         1998         1997         1996        1995
Per Share Operating Performance:

Net asset value, beginning of period                    $  19.73     $  15.83     $  12.40     $ 10.75     $  8.19
                                                        --------     --------     --------     -------     -------
Income from investment operations

Net investment income (a)                                   0.32         0.34         0.25        0.22        0.21
Net realized and unrealized gains (loss)                    3.75         4.14         3.86        2.17        2.80
                                                        --------     --------     --------     -------     -------
Total from investment operations                            4.07         4.48         4.11        2.39        3.01
                                                        --------     --------     --------     -------     -------

Less distributions
From net investment income                                 (0.51)       (0.40)       (0.32)      (0.29)      (0.27)
From capital gains                                         (0.46)       (0.18)       (0.36)      (0.45)      (0.18)
                                                        --------     --------     --------     -------     -------
Total distributions                                        (0.97)       (0.58)       (0.68)      (0.74)      (0.45)
                                                        --------     --------     --------     -------     -------
Net asset value, end of period                          $  22.83     $  19.73     $  15.83     $ 12.40     $ 10.75
                                                        ========     ========     ========     =======     =======

Total Investment Return (b)                                20.77%       28.60%       33.35%      22.48%      36.82%
Ratios to Average Net Assets
Net expenses                                                0.25%        0.25%        0.25%       0.60%       0.73%
Net investment income                                       1.57%        2.14%        1.93%       1.78%       2.05%
Fees and expenses waived or borne by the Adviser            0.13%        0.19%        0.30%       0.04%         --
Portfolio turnover                                             3%           2%           4%          4%          4%
Net assets, end of period (000 omitted)                 $282,781     $206,475     $116,308     $71,513     $66,283

(a) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent difference between financial and tax accounting.

(b) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

For investors who want more information about the fund, the following documents are available free upon request:

Annual/Semi-annual Reports: Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the fund and is incorporated into this prospectus by reference.

Information about the fund (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. You can get free copies of reports and SAIs, request other information and discuss your questions about the fund by contacting the fund at:

      CIGNA Variable Products Group
      900 Cottage Grove Road
      Hartford, CT  06152-2210
      Telephone:  1-800-528-6718

Reports and other information about the fund are available on the EDGAR Database on the Commissions's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

Information on the operation of the public reference room may be obtained by calling the Commission at 1.202.942.8090.



                           CIGNA Variable Products Group

                           CIGNA Variable Products S&P 500 Index Fund


                                          (Investment
                                          Company Act
                                          file no. 811-1646)

CIGNA VARIABLE PRODUCTS GROUP

================================================================================

Prospectus
May 1, 2000

CIGNA Variable Products Money Market Fund
CIGNA Variable Products Investment Grade Bond Fund
CIGNA Variable Products S&P 500 Index Fund

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                               Table of Contents

                                                                 Page Number
   Summary......................................................           1

   Bar Charts and Performance Tables............................           2

   Fees and Expenses of the Funds...............................           4

   Investment Information.......................................           5

   Management of the Funds......................................          11

   Pricing of Shares............................................          12

   Purchase and Redemption of Shares............................          12

   Distributions and Federal Income Tax Considerations..........          13

   Financial Highlights.........................................          15

Shares of the funds offered by this prospectus are available and are being marketed exclusively as pooled funding vehicles for life insurance companies writing variable annuity contracts and variable life insurance contracts ("Variable Contracts") and for qualified retirement and pension plans ("Qualified Plans").

Fund investment objectives:
--------------------------

Money Market Fund:                           To provide as high a level of
                                             current income as is consistent
                                             with the preservation of capital
                                             and liquidity and the maintenance
                                             of a stable $1.00 per share net
                                             asset value.

Investment Grade Bond Fund:                  To provide as high a level of
                                             current income as possible
                                             consistent with reasonable concern
                                             for safety of principal.

S&P 500 Index Fund:                          To provide long-term growth of
                                             capital by investing principally in
                                             common stocks.


Principal investment strategies
-------------------------------

Money Market Fund:                           Invests exclusively in U.S. dollar
                                             denominated high-quality short-term
                                             money market instruments.

Investment Grade Bond Fund:                  Invests primarily in fixed income
                                             securities that, at the time of
                                             purchase, are rated investment
                                             grade by either Moody's Investors
                                             Service or Standard & Poor's
                                             Corporation or a similar rating
                                             agency or, if unrated, are judged
                                             by the fund's investment adviser,
                                             TimesSquare Capital Management,
                                             Inc. ("TimesSquare") to be of
                                             comparable quality. Normally, the
                                             fund will invest at least 75% of
                                             its assets in these securities.
                                             TimesSquare may allocate fund
                                             assets across different market
                                             sectors and durations. Duration is
                                             a measure of the expected life of a
                                             fixed income security that is used
                                             to determine the sensitivity of the
                                             security's price to changes in
                                             interest rates. The average
                                             portfolio duration of the fund
                                             normally varies between 85% and
                                             115% of the duration of the Lehman
                                             Brothers Aggregate Bond Index.

S&P 500 Index Fund:                          Attempts to replicate the
                                             composition and total return,
                                             reduced by fund expenses, of the
                                             Standard & Poor's 500 Composite
                                             Stock Price Index (S&P 500) by
                                             investing in common stocks of
                                             companies which make up the S&P
                                             500.

Principal risks of investing in the Funds
-----------------------------------------

Money Market Fund:                           A major change in interest rates or
                                             a default on the fund's investments
                                             could cause the value of your
                                             investment in the fund to change.

                                       An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Investment Grade Bond Fund:            This fund's principal risk factor is
                                       market risk.

                                       Market risk associated with bonds is
                                       related to the level of interest rates.
                                       Generally, as interest rates rise, the
                                       market price of a bond falls. (A 7% bond is less valuable once interest rates have risen to 8% and an investor can get a higher return elsewhere.) As interest rates fall, however, the market price of a bond rises. This "inverse" relationship is magnified for bonds with longer durations.

                                       The fund is also subject to credit risk.
                                       Defaults on the fund's investments could cause the value of your investment to decrease.

S&P 500 Index Fund:                    The fund is subject to market risk, which
                                       is the possibility that common stock
                                       prices will decline, sometimes
                                       substantially, over short or extended
                                       periods. The stock market tends to be
                                       cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

                                       The fund is subject to tracking risk,
                                       which is the risk that the fund's returns will be less than the returns of the S&P 500.

Loss of money is a risk of investing in any of the funds.

Bar Charts and Performance Tables
The bar charts and tables shown below provide some indication of the risks of investing in the funds. The bar charts show changes in the performance of the funds' shares from year to year over the life of the funds. There is no bar chart or table for the Investment Grade Bond Fund because this fund does not have performance information for a full year. Performance data shown in the bar charts and tables does not reflect Variable Contract or Qualified Plan charges. If it did, performance would be lower.

The tables show how the funds' average annual returns for one, five and ten years compare to those of a broad measure of relevant market performance. A fund's past performance does not necessarily indicate how the fund will perform in the future.

                   Money Market Fund - Annual Total Returns

                 1997                1998                1999

                 5.19%               5.14%               4.83%

     During the period shown in the bar chart, the highest quarterly return was 1.31% (for the quarter ended 12/31/97) and the lowest quarterly return was 1.11% (for the quarter ended 06/30/99).

Money Market Fund - Average Annual Total Returns for the periods ended December 31, 1999

                              Past 1 year  Since Inception (Commenced Operations March 1, 1996)
                              -----------  ---------------
Money Market Fund             4.83%        5.05%
3-Month U.S. Treasury bills   4.74%        5.10%

The Money Market Fund's 7-day annualized yield as of December 31, 1999 was
5.39%.

                   S&P 500 Index Fund - Annual Total Returns

 1990    1991    1992    1993    1994    1995    1996    1997    1998      1999
-3.09%  37.48%   3.59%   2.97%   0.67%  36.82%  22.48%  33.35%  28.60%    20.77%

During the ten-year period shown in the bar chart, the highest quarterly return was 21.47% (for the quarter ended 12/31/98) and the lowest quarterly return was -18.73% (for the quarter ended 9/30/90).

S&P 500 Index Fund - Average Annual Total Returns for the periods ended December 31, 1999

                      Past 1 year   Past 5 years   Past 10 years*
                      ------------  -------------  --------------
S&P 500 Index Fund       20.77%         28.26%         17.27%
S&P 500 Index            21.04%         28.55%         18.21%

*Prior to November 1993 the S&P 500 Index Fund was actively managed.

     Fees and Expenses of the Funds
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

     The table does not reflect charges and deductions which are or may be imposed under Variable Contracts or Qualified Plans. Please refer to the applicable Variable Contract prospectus or Qualified Plan documents for any additional charges.

                                                                          Investment
                                                                  Money      Grade        S&P 500
                                                                 Market      Bond          Index
                                                                  Fund       Fund          Fund
                                                                --------    -------      --------
     Shareholder fees
     (fees paid directly from your investments)

            Maximum sales charge (load) imposed on
              purchases (as a percentage of offering price)       None       None          None
            Maximum deferred sales charge (load)
              (as a percentage of offering price)                 None       None          None
            Redemption fee (as a percentage
              of amount redeemed)                                 None       None          None
            Exchange fee                                          None       None          None

     Annual Fund operating expenses
      (expenses that are deducted from Fund assets)

            Management fees                                       0.35%      0.50%        0.25%
            Distribution (12b-1) fees                             None       None         None
            Other expenses (before waivers)                       0.29%      0.29%        0.13%
            Total Annual Fund Operating Expenses                  0.64%      0.79%        0.38%
            Waiver of Fund Expenses /(1)/                        (0.14%)    (0.29%)      (0.13%)
            Total Actual Fund Operating Expenses                  0.50%      0.50%        0.25%

     /(1)/ TimesSquare has contractually agreed, until April 30, 2001, to waive management fees and reimburse the funds if and to the extent total annual fund operating expenses exceed 0.50% of average daily net assets for the Money Market Fund and the Investment Grade Bond Fund, and 0.25% for the S&P 500 Index Fund. TimesSquare may agree to continue to waive management fees and reimburse expenses after April 30, 2001. Reimbursement arrangements can decrease a fund's expenses and boost its performance.

Example

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the funds for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the funds' operating expenses reflect contractual expense limitations for the first year and after that are not limited and remain the same. The Example does not reflect charges and deductions which are or may be imposed under Variable Contracts or Qualified Plans. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Money Market Fund
1 year      3 years  5 years  10 years
$51            $191     $344      $790

Investment Grade Bond Fund
1 year      3 years  5 years  10 years
$51            $224     $412      $963

S&P 500 Index Fund
1 year      3 years  5 years  10 years
$26            $109     $201      $470

INVESTMENT INFORMATION

Money Market Fund
Investment Objective and Policies

The fund's objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value by investing in short-term high quality money market instruments. The fund invests in U.S. dollar denominated money market instruments such as commercial paper and U.S. Government direct obligations and U.S. Government agencies' securities. In addition, the fund may invest in other money market instruments such as asset-backed securities, bankers' acceptances, certificates of deposit, commercial loan participations, repurchase agreements and time deposits, all of which will be denominated in U.S. dollars. Bankers' acceptances, certificates of deposit and time deposits may be purchased from U.S. or foreign banks. The fund purchases commercial paper primarily from U.S. issuers but may purchase this type of security from foreign issuers so long as it is denominated in U.S. dollars.

Operational Policies

The fund may follow policies that are more restrictive than the investment limitations set forth in this prospectus and the Statement of Additional Information in order to comply with applicable laws and regulations governing money market funds, including the provisions of and regulations under the Investment Company Act of 1940 (the 1940 Act). In particular, the fund intends to comply with the various requirements of Rule 2a-7 of the 1940 Act, which regulates portfolio maturity, quality and diversification. For example, the fund will limit its investments to securities with effective remaining maturities of 397 days or less and will maintain a dollar-weighted average maturity of 90 days or less. The fund will determine the effective remaining maturity of its investments according to Rule 2a-7.

Pursuant to procedures adopted by the fund's Board of Trustees, the fund may purchase only high quality securities that TimesSquare believes present minimal credit risks. To be considered high quality, a security must be a U.S. Government security or must be rated in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security) or, if unrated, judged to be of equivalent quality by TimesSquare.

High quality securities are divided into "first tier" and "second tier" securities. First tier securities have received the highest rating (e.g. Standard & Poor's Corporation's ("S&P") A-1 rating) from at least two rating services (or one, if only one has rated the security). Second tier securities have received ratings within the two highest categories (e.g., S&P's A-1 or A-2) from at least two rating services (or one, if only one has rated the security), but do not qualify as first tier securities. If a security has been assigned different ratings by different rating services, at least two rating services must have assigned the highest of the ratings in order for TimesSquare to determine eligibility on the basis of that highest rating. Based on procedures adopted by the Board of Trustees, TimesSquare may determine that an unrated security is of equivalent quality to a rated first or second tier security.

The fund may not invest more than 5% of its total assets in second tier securities. In addition, the fund may not invest more than 1% of its total assets or $1 million (whichever is greater) in the second tier securities of a single issuer.

The fund may change these operational policies to reflect changes in the laws and regulations without the approval of shareholders.

Investment Grade Bond Fund
Investment Objective and Principal Strategies, Decision-Making Process and Related Risks

The fund's objective is to provide as high a level of current income as possible consistent with reasonable concern for safety of principal. The fund intends to achieve this objective by investing primarily in fixed income investment grade debt securities. Under normal market conditions, the fund will invest at least 75% of its assets in fixed income investment grade securities, including government and agency securities, corporate bonds, and securitized bonds such as mortgage backed and asset backed securities.

The Investment Grade Bond Fund also may invest up to 20% of its assets in other fixed income securities, including convertible bonds and preferred stocks, and in common stocks and similar equity securities when they are acquired as parts of units with fixed income securities (including warrants or rights to purchase equity investments) or upon exercise of such warrants or rights or upon the conversion of convertible bonds.

The fund may invest up to 40% of its assets in fixed income and other securities issued by foreign entities of which up to 25% may be payable in foreign currencies and traded abroad. Purchases of foreign securities payable in foreign currencies will be affected either favorably or unfavorably by changes in the value of the foreign currencies against the U.S. dollar. Investing in foreign securities payable in foreign currencies carries increased risk to the fund.

The fund's assets may include securities that have been purchased on a when-issued or delayed-delivery basis. Delivery and payment for these securities could take place a month or more after the date of the transaction, during which time the value of the purchase commitment will fluctuate with the market for comparable securities. However, both the payment and interest terms of the securities are fixed at the time the fund makes a commitment to purchase the securities. The fund makes these commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons.

The fund may invest up to 20% of its assets in debt securities of less than investment grade (i.e., securities rated Ba/BB or below by Moody's Investors Service and S&P). These securities are commonly referred to as junk bonds.

The fund may invest in derivative instruments, such as options, futures contracts or swap agreements. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as a part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk.

Decision-Making Process

Investment decisions for the fund follow a three-stage process.

First, the portfolio managers and the strategy team identify key global and macroeconomic themes they anticipate will drive the fixed income markets. For example, the team analyzes liquidity trends, monetary and fiscal policy, capital flows, business cycles, and global indicators such as yield curves and currency dynamics.

Next, the market themes are translated into portfolio strategies and sector allocations that are designed to add value and diversify risk. Various strategies are analyzed and the investment team selects the appropriate allocation within the risk/reward tolerances for the fund.

Finally, sector specialists buy or sell securities to implement the sector allocations. The specific investment choices are based on fundamental industry analysis (such as company business prospects, earnings, credit risk and evaluation of management), independent research, and assesment of credit spreads, liquidity and risk associated with ratings changes.

Related Risks of Investing in the Fund

The Investment Grade Bond Fund pursues its goals by investing primarily in fixed rate investment grade debt securities, and to a lesser degree, in convertible bonds and preferred stocks. These investments are commonly known as fixed income investments.

FIXED INCOME INVESTMENTS - RISKS IN GENERAL. The value of a fixed income investment may fall as a result of factors directly relating to the company issuing the investment, such as decisions made by its management or a reduction in its credit rating. An investment's value may also fall because of factors affecting many companies, such as increased production costs. The value of an investment may also be affected by general changes in financial market conditions, such as changing interest rates or currency exchange rates.

In addition to market risk described under "Principal Risks of Investing in the Funds," the fund is also subject to the following risks:

PREPAYMENT RISK. Many types of debt securities, including mortgage securities and asset-backed securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can prepay principal prior to the security's maturity. If an investment were to be prepaid during a time of declining interest rates, a fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. In addition, the potential impact of prepayment features on the price of a debt security may be difficult to predict and result in greater volatility.

CREDIT RISK. Investors normally expect to be compensated in proportion to the risk they assume. Fixed-income investments of companies with poor credit usually offer higher yields than those of companies with better credit. Higher-rated investments generally offer lower credit risk, but not necessarily lower interest rate risk. The value of a higher-rated investment still fluctuates in response to changes in interest rates. The fund may at times invest in "zero coupon" bonds and "payment-in-kind" bonds. Zero coupon bonds are issued at less than face value and make payments of interest only at maturity rather than at intervals during the life of the bond. Payment-in-kind bonds give the issuing company the option to make interest payments in additional bonds rather than in cash. Both kinds of bonds allow a company to avoid generating cash to make current interest payments. These bonds therefore involve greater credit risk and are typically subject to greater price fluctuations than bonds that pay current interest in cash.

Up to 20% of the Investment Grade Bond Fund's investments may be in below investment grade securities. The lower ratings of these investments reflect a greater possibility that the issuing companies may be unable to make timely payments of interest and principal and thus default. There may be an increased risk of default in adverse economic conditions. If this happens, or is perceived as likely to happen, the values of those investments will usually drop. A default or expected default could also make it difficult for a fund to sell the investments at prices approximating the values the fund had previously placed on them. Because junk bonds are traded mainly by institutions, they usually have a limited market, which may at times make it difficult for the fund to establish their fair value. Credit ratings are based largely on the issuing company's historical financial condition and the rating agencies' investment analysis at the time of purchase. The rating assigned to any particular investment does not necessarily reflect the issuing company's current financial condition and does not reflect an assessment of an investment's volatility or liquidity.

NON-U.S.INVESTMENTS. Non-U.S. investments involve certain special risks. For example, their values may drop in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, or economic and financial instability. In addition, the liquidity of these investments may be more limited than domestic investments, which means a fund may at times be unable to sell them at desirable prices. Non-U.S. settlement procedures may also involve additional risks. These risks are generally greater in the case of "emerging markets" that typically have less developed legal and financial systems. Certain of these risks may also apply to some extent to domestic investments that are denominated in foreign currencies or that are traded in foreign markets, or to investments in U.S. companies that have significant foreign operations.

SMALLER COMPANIES. The Investment Grade Bond Fund may invest in small and relatively less well-known companies with market capitalizations of less than $1 billion. These companies are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, less experienced management group. Investments in smaller companies may trade less frequently and in limited volume, and their prices may fluctuate more than investments in other companies. These investments may therefore be more vulnerable to adverse developments.

ILLIQUID INVESTMENTS. TimesSquare believes that opportunities to earn high yields may exist in investments that are not liquid and that may be considered speculative. The sale of these investments is usually restricted or limited by law, which may mean that the fund will not be able to sell them when TimesSquare considers it is desirable to do so or may be able to sell them only at less than their market value. The Investment Grade Bond Fund may invest up to 15% of its assets in illiquid investments.

FREQUENT TRADING. The fund may buy and sell investments relatively often, which involves higher expenses, including brokerage commissions, and may increase the amount of taxes payable by shareholders.

S&P 500 Index Fund
Investment Objective, Principal Strategies and Related Risks

The primary objective of the fund is long-term growth of capital by investing principally in common stocks. The fund will seek to fulfill this objective by attempting to replicate the composition and total return, reduced by fund expenses, of the S&P 500. Under normal conditions, the fund will invest at least 80% of its total assets in equity securities of companies which compose the S&P 500.

The S&P 500 includes 500 selected common stocks, most of which are listed on the New York Stock Exchange. Each stock in the S&P 500 has a unique weighting, depending on the number of shares outstanding and its current price. The 500 stocks in the S&P 500 are chosen by Standard & Poor's based on industry representation, liquidity and stability. The stocks in the S&P 500 are not the 500 largest companies. Rather, the S&P 500 is designed to capture the returns of many different sectors of the U.S. economy.

The fund is subject to market risk -- i.e., the possibility that common stock prices will decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline.

While the fund seeks to match the performance of the S&P 500, its stock portfolio performance may not match that of the S&P 500 exactly. For example, the fund's performance will reflect deductions for advisory fees and other expenses that are not deducted from the performance figures reported for the S&P
500. In addition, while TimesSquare generally will seek to match the composition of the S&P 500 as closely as possible, it may not always invest the fund's stock portfolio to mirror the S&P 500 exactly. For instance, the fund may at times have its portfolio weighted differently from the S&P 500 because of the difficulty and expense of executing relatively small stock transactions. Under normal conditions, the fund anticipates holding at least 480 of the S&P 500 issues at all times.

The fund may also invest in stock index futures contracts and related options and in certain short-term fixed income securities (including variable and floating rate instruments or demand instruments) such as Money Market Fund shares, certificates of deposit, commercial paper, commercial loan participations, bankers' acceptances, U.S. Government obligations and repurchase agreements, pending investment in common stocks of companies in the S&P 500 or to meet anticipated short-term cash needs such as dividend payments or redemptions of shares. The percentage of the fund's assets invested in various types of securities will vary in light of existing economic conditions and other factors as determined by TimesSquare. Except in extraordinary circumstances, the fund will not invest in short-term fixed income securities or hold assets in cash for temporary, defensive purposes.

The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P"). S&P makes no representation or warranty, express or implied, to the record or beneficial owners of shares of the fund or any member of the public regarding the advisability of investing in securities generally, or in the fund particularly, or the ability of the S&P 500 to track general stock market performance. S&P's only relationship to TimesSquare or the fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 which is determined, composed and calculated by S&P without regard to TimesSquare or the fund. S&P has no obligation to take the needs of TimesSquare or the fund or the record or beneficial owners of the fund into consideration in determining, composing or calculating the S&P 500. S&P is not responsible for and has not participated in the valuation of the fund or the pricing of the fund's shares or in the determination or calculation of the equation by which the fund's portfolio investments are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY TIMESSQUARE, RECORD OR BENEFICIAL OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Temporary, Defensive Positions. The Investment Grade Bond Fund and S&P 500 Index Fund may, from time to time, take temporary defensive positions that are inconsistent with their principal investment strategies by investing in short-term fixed income securities in attempting to respond to adverse market, economic, political or other conditions. If a fund takes a temporary defensive position it may not achieve its investment objective.

Changes in Policies. The funds' Trustees may change the funds' investment strategies and other policies without shareholder approval. A fund may not change its investment objective or certain restrictions identified as fundamental in the Statement of Additional Information without shareholder approval.

MANAGEMENT OF THE FUNDS

The investment adviser to the funds is TimesSquare Capital Management, Inc. TimesSquare also serves as investment adviser for other investment companies, and for a number of pension, advisory, corporate and other accounts. As of December 31, 1999, TimesSquare managed assets of approximately $38.9 billion. TimesSquare's mailing address is Four Times Square, 25/th/ Floor, New York, NY 10036.

Pursuant to a Master Investment Advisory Agreement, TimesSquare manages the investment and reinvestment of the assets of the funds.

Subject to the control and periodic review of the Board of Trustees, TimesSquare determines what investments shall be purchased, held, sold or exchanged by the funds. TimesSquare is also responsible for overall management of the business affairs of the funds.

As full compensation for the investment management and all other services rendered by TimesSquare, the funds paid TimesSquare the following amounts for calendar year 1999: $109,847 for the Money Market Fund; $108,182 for the Investment Grade Bond Fund, and $608,323 for the S&P 500 Index Fund. TimesSquare's fee for managing the funds, as a percentage of each fund's average daily net assets, is as follows:

      Money Market Fund             -  0.35%
      Investment Grade Bond Fund    -  0.50%
      S&P 500 Index Fund            -  0.25%

These are the individuals primarily responsible for management of the Investment Grade Bond Fund

Robert J. Moore. Mr. Moore is Chief Investment Officer of TimesSquare. He previously had been co-head of global fixed income at Credit Suisse Asset Management where he oversaw the U.S. fixed income team and chaired its sector allocation committees. Prior to joining Credit Suisse in 1987, he was head of a fixed income sales research group at Salomon Brothers. Mr. Moore holds a B.S. in Finance from Lehigh University and is a member of the Advisory Council for the Lehigh University Business School.

Robert W. Justich.  Mr. Justich is Managing Director and senior member of the
      Global Fixed Income portfolio management team of TimesSquare. Previously, Mr. Justich was a Managing Director at Credit Suisse Asset Management, where he led the organization's global fixed income credit function and was directly responsible for approximately $6 billion in fixed income assets. Prior to joining Credit Suisse in 1995, he spent seven years as Director, Corporate Bond Trading at Merrill Lynch, focusing on credit research and leading the development of Merrill's first proprietary corporate bond trading desk. Mr. Justich holds a B.A. degree and M.B.A. in Finance from Rutgers University.

Ira Edelblum.  Mr. Edelblum is Managing Director and Core Fixed Income Portfolio
      Manager of TimesSquare. Previously, Mr. Edelblum was with Credit Suisse Asset Management where he was a portfolio manager specializing in corporate bonds. Mr. Edelblum is a graduate of the State University of New York (Albany) and holds an M.B.A. from New York University.

 Kevin D. Barry, CFA.  Mr. Barry is Managing Director and Core Fixed Income
      Portfolio Manager of TimesSquare. His responsibilities include managing public mortgage and asset-backed securities. Previously, Mr. Barry was with 1838 Investment Advisers. Mr. Barry received his bachelor's degree in Finance, Summa cum laude, from LaSalle College in 1981.

      Messrs. Moore, Justich and Edelblum joined TimesSquare in 1999. Mr. Barry joined TimesSquare in 1997.

PRICING OF SHARES

The price of fund shares is based on each fund's net asset value. The funds' custodian, State Street Bank and Trust Company ("State Street") calculates the net asset value of each fund by dividing the number of outstanding shares of the fund into the net assets of the fund. Net assets are the excess of a fund's assets over its liabilities. Net asset value is determined as of the close of regular trading (normally, 4:00 p.m. Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for trading.

The Investment Grade Bond and S&P 500 Index Funds value their investments for which market quotations are readily available at market value. They value short-term investments that will mature within 60 days at amortized cost, which approximates market value. They value all other investments and assets at their fair value. The funds translate prices for their investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of a fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of a fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments may be valued at their fair value.

The Money Market Fund's investments are valued at amortized cost, which approximates market value, in accordance with rules adopted by the Securities and Exchange Commission. Using the amortized cost valuation method allows the Money Market Fund to maintain its net asset value at $1.00 per share. There is no assurance that this method will always be used, or if used, that the net asset value under certain conditions will not deviate from $1.00 per share. If the Board of Trustees deems it inadvisable to continue the practice of maintaining the net asset value of $1.00 per share it may alter this procedure. The fund will notify shareholders prior to any change, unless the change is only temporary, in which case the shareholders will be notified after the change.

PURCHASE AND REDEMPTION OF SHARES

Shares may be purchased only by Eligible Purchasers. Eligible Purchasers are limited to: (1) those separate accounts established by life insurance companies that serve as the underlying investment vehicles for Variable Contracts; and (2) Qualified Plans. Shares may not be purchased by individuals or by the general public. The Board of Trustees of CIGNA Variable Products Group may broaden or limit the definition of Eligible Purchasers. Purchase of shares is subject to acceptance by each fund. Fund shares are sold exclusively to and redeemed by Eligible Purchasers on a continuous basis.

Purchase and redemption orders received by life insurance companies and Qualified Plans on a given business day from their Variable Contract owners or Qualified Plan participants, as the case may be, will be effected at the net asset value of the applicable fund on that business day if the orders are received by a fund in proper form and in accordance with applicable requirements on the next business day. It is each Eligible Purchaser's responsibility to properly transmit purchase and redemption orders and payments in accordance with applicable requirements. Individuals may not place orders directly with a fund. The funds do not issue share certificates. Please refer to the prospectus of your life insurance company's Variable Contract or Qualified Plan documents for information on how to invest in a fund.

Investments by Eligible Purchasers in a fund are expressed in terms of full and fractional shares of a fund. All investments in a fund are credited to an Eligible Purchaser's account immediately upon acceptance of the investment by the fund.

The offering of shares of any fund may be suspended for a period of time and each fund reserves the right to reject any specific purchase order. Purchase orders may be refused if, in TimesSquare's opinion, they would disrupt the management of a fund.

Each fund normally pays for shares redeemed within seven days after the life insurance company that issued the Variable Contract or the Qualified Plan receives the redemption request. However, a fund may suspend redemption or postpone payment for any period when:

-  the NYSE closes for other than weekends and holidays
-  the SEC restricts trading on the NYSE;
- the SEC determines that an emergency exists, so that a fund's (1) disposal of investment securities, or (2) determination of net asset value, is not reasonably practicable; or
-  the SEC permits, by order, for the protection of fund shareholders.

CIGNA Variable Products Group does not foresee any disadvantage to Variable Contract owners arising out of the fact that the Trust offers its shares for products offered by life insurance companies which may or may not be affiliated with each other or that it offers its shares to Qualified Plans. Nevertheless, the CIGNA Variable Products Group Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise between Variable Contract owners and participants under Qualified Plans and to determine what action, if any, should be taken in response. If a conflict were to occur, one or more life insurance company separate accounts or Qualified Plans might withdraw its investment in a fund. This might force the fund to sell portfolio securities at disadvantageous prices.

DISTRIBUTIONS AND FEDERAL INCOME TAX CONSIDERATIONS

Each fund's policy is to distribute substantially all of its net investment income and net realized capital gains each year. Generally, a fund may distribute net realized capital gains only once a year. Each fund pays these distributions to the life insurance company issuing the Variable Contract or the Qualified Plan, which automatically reinvest the distributions in additional fund shares at no charge.

Each fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). The Code relieves a regulated investment company from certain Federal income tax and excise tax, if the company distributes substantially all of its net investment income and net realized capital gains. See the SAI for a more complete discussion.

Each fund must meet asset diversification requirements under Section 817(h) of the Code and the related regulation of the United States Treasury Department. Each fund intends to comply with these diversification requirements.

The sole shareholders of the funds are life insurance companies issuing Variable Contracts and Qualified Plans. Consequently, this prospectus does not discuss the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to owners of Variable Contracts and Qualified Plan participants, including the failure of a fund to meet the diversification requirements discussed above, see the Prospectus for the Variable Contract or your Qualified Plan documents.

                             Financial Highlights

          The financial highlights tables are intended to help you understand the funds' financial performance for the past 5 years or since a fund's commencement of operations. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the funds' financial statements, are included in the annual reports, which are available upon request.

                               Money Market Fund

                                                                                                             March 1,
                                                                                                            1996 + to
                                                                     Years Ended December 31,              December 31,
                                                               1999            1998            1997            1996
-----------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                          $  1.00        $  1.00          $  1.00       $  1.00
Income from investment operations
Net investment income (a)                                        0.05           0.05             0.05          0.04
Net realized and unrealized gain on securities                     --             --               --            --
                                                              -------        -------          -------       -------
Total from investment operations                                 0.05           0.05             0.05         0.04
                                                              -------        -------          -------       -------

Less distributions:
Dividends from net investment income                            (0.05)         (0.05)           (0.05)        (0.04)
Distributions from capital gains                                   --             --               --            --
                                                              -------        -------          -------       -------
Total distributions                                             (0.05)         (0.05)           (0.05)        (0.04)
                                                              -------        -------          -------       -------

Net asset value, end of period                                $  1.00        $  1.00          $  1.00       $  1.00
                                                              =======        =======          =======       =======

Total Return (b)                                                 4.83%          5.14%            5.19%         4.18% (c)
Ratios to Average Net Assets:
Net expenses                                                     0.50%          0.50%            0.50%         0.58% (d)
Net investment income                                            4.72%          4.98%            5.07%         4.92% (d)
Fees and expenses waived by the Adviser                          0.14%          0.23%            0.61%         1.03% (d)
Net assets, end of period (000 omitted)                       $31,345        $28,612          $14,540       $ 6,003

 (a) Per share data was calculated using average shares outstanding during the period.
 (b) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
 (c) Not annualized.
 (d) Annualized.

  +  Commencement of operations.

                          Investment Grade Bond Fund

                                                   From May 3,
                                                      1999* to
                                                  December 31,
                                                          1999
--------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                   $ 10.00
Income from investment operations
Net investment income                                     0.33
Net realized and unrealized gains (losses)               (0.48)
                                                       -------
Total from investment operations                         (0.15)
                                                       -------

Less distributions:
From net investment income                               (0.32)
From capital gains                                          --
                                                       -------

Total distributions                                      (0.32)
                                                       -------

Net asset value, end of period                         $  9.53
                                                       =======

Total Investment Return (a) (c)                          -1.48%
Ratios to Average Net Assets:
Net expenses                                              0.50% (b)
Net investment income                                     6.09% (b)
Fees and expenses waived or borne by the Adviser          0.29% (b)
Portfolio turnover                                         303%
Net assets, end of period (000 omitted)                $39,261

 (a) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
 (b) Annualized.
 (c) Not annualized.
  *  Commencement of operations.

                              S&P 500 Index Fund

                                                                           Year Ended December 31,
                                                           1999         1998         1997         1996        1995
 Per Share Operating Performance:
 Net asset value, beginning of period                    $  19.73     $  15.83     $  12.40     $ 10.75     $  8.19
                                                         --------     --------     --------     -------     -------
 Income from investment operations
 Net investment income (a)                                   0.32         0.34         0.25        0.22        0.21
 Net realized and unrealized gains (loss)                    3.75         4.14         3.86        2.17        2.80
                                                         --------     --------     --------     -------     -------

 Total from investment operations                            4.07         4.48         4.11        2.39        3.01
                                                         --------     --------     --------     -------     -------

 Less distributions
 From net investment income                                 (0.51)       (0.40)       (0.32)      (0.29)      (0.27)
 From capital gains                                         (0.46)       (0.18)       (0.36)      (0.45)      (0.18)
                                                         --------     --------     --------     -------     -------

 Total distributions                                        (0.97)       (0.58)       (0.68)      (0.74)      (0.45)
                                                         --------     --------     --------     -------     -------

 Net asset value, end of period                          $  22.83     $  19.73     $  15.83     $ 12.40     $ 10.75
                                                         ========     ========     ========     =======     =======

 Total Investment Return (b)                                20.77%       28.60%       33.35%      22.48%      36.82%

 Ratios to Average Net Assets
 Net expenses                                                0.25%        0.25%        0.25%       0.60%       0.73%
 Net investment income                                       1.57%        2.14%        1.93%       1.78%       2.05%
 Fees and expenses waived or borne by the Adviser            0.13%        0.19%        0.30%       0.04%         --
 Portfolio turnover                                             3%           2%           4%          4%          4%
 Net assets, end of period (000 omitted)                 $282,781     $206,475     $116,308     $71,513     $66,283

(a) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent difference between financial and tax accounting.

(b) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

For investors who want more information about the funds, the following documents are available free upon request:

Annual/Semi-annual Reports: Additional information about the funds' investments is available in each fund's annual and semi-annual reports to shareholders. In the funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the funds and is incorporated into this prospectus by reference.

Information about the funds (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. You can get free copies of reports and SAIs, request other information and discuss your questions about the funds by contacting the funds at:

     CIGNA Variable Products Group
     900 Cottage Grove Road
     Hartford, CT 06152-2210
     Telephone: 1-800-528-6718

Reports and other information about the funds are available on the EDGAR Database on the Commissions's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

Information on the operation of the public reference room may be obtained by calling the Commission at 1.202.942.8090.

                          CIGNA Variable Products Group

                         CIGNA Variable Products Money Market Fund
                         CIGNA Variable Products Investment Grade Bond Fund CIGNA Variable Products S&P 500 Index Fund

                                          (Investment Company
                                          Act file no. 811-1646)

CIGNA VARIABLE PRODUCTS GROUP

================================================================================

Prospectus
May 1, 2000

CIGNA Variable Products Money Market Fund
CIGNA Variable Products S&P 500 Index Fund

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                               Table of Contents

                                                                 Page Number
     Summary..............................................             1
     Bar Charts and Performance Tables....................             2
     Fees and Expenses of the Funds.......................             4
     Investment Information...............................             5
     Management of the Funds..............................             7
     Pricing of Shares....................................             8
     Purchase and Redemption of Shares....................             8
     Distributions and Federal Income Tax Considerations..             9
     Financial Highlights.................................            11

Shares of the funds offered by this prospectus are available and are being marketed exclusively as pooled funding vehicles for life insurance companies writing variable annuity contracts and variable life insurance contracts ("Variable Contracts") and for qualified retirement and pension plans ("Qualified Plans").

Fund investment objectives:
--------------------------
Money Market Fund:                     To provide as high a level of current
                                       income as is consistent with the
                                       preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value.

S&P 500 Index Fund:                    To provide long-term growth of capital by
                                       investing principally in common stocks.

Principal investment strategies
-------------------------------

Money Market Fund:                     Invests exclusively in U.S. dollar
                                       denominated high-quality short-term money market instruments.

S&P 500 Index Fund:                    Attempts to replicate the composition and
                                       total return, reduced by fund expenses,
                                       of the Standard & Poor's 500 Composite
                                       Stock Price Index (S&P 500) by investing in common stocks of companies which make up the S&P 500.

Principal risks of investing in the
-----------------------------------
Funds
-----

Money Market Fund:                     A major change in interest rates or a
                                       default on the fund's investments could
                                       cause the value of your investment in the fund to change.

                                       An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

S&P 500 Index Fund:                    The fund is subject to market risk, which
                                       is the possibility that common stock
                                       prices will decline, sometimes
                                       substantially, over short or extended
                                       periods. The stock market tends to be
                                       cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

                                       The fund is subject to tracking risk,
                                       which is the risk that the fund's returns will be less than the returns of the S&P 500.

Loss of money is a risk of investing in any of the funds.

     Bar Charts and Performance Tables:
     The bar charts and tables shown below provide some indication of the risks of investing in the funds. The bar charts show changes in the performance of the funds' shares from year to year over the life of the funds. Performance data shown in the bar charts and tables does not reflect Variable Contract or Qualified Plan charges. If it did, performance would be lower

     The tables show how the funds' average annual returns for one, five and ten years compare to those of a broad measure of relevant market performance. A fund's past performance does not necessarily indicate how the fund will perform in the future.

                   Money Market Fund - Annual Total Returns

     1997                5.19%
     1998                5.14%
     1999                4.83%

     During the period shown in the bar chart, the highest quarterly return was 1.31% (for the quarter ended 12/31/97) and the lowest quarterly return was 1.11% (for the quarter ended 06/30/99).

Money Market Fund - Average Annual Total Returns for the periods ended December 31, 1999

                               Past 1 year   Since Inception (Commenced Operations March 1, 1996)
                               -----------   ---------------
Money Market Fund                     4.83%  5.05%
3-Month U.S. Treasury bills           4.74%  5.10%

The Money Market Fund's 7-day annualized yield as of December 31, 1999 was
5.39%.

                   S&P 500 Index Fund - Annual Total Returns

1990      -3.09%
1991      37.48%
1992       3.59%
1993       2.97%
1994       0.67%
1995      36.82%
1996      22.48%
1997      33.35%
1998      28.60%
1999      20.77%

During the ten-year period shown in the bar chart, the highest quarterly return was 21.47% (for the quarter ended 12/31/98) and the lowest quarterly return was -18.73% (for the quarter ended 9/30/90).

S&P 500 Index Fund Average - Annual Total Returns for the periods ended December 31, 1999

                      Past 1 year   Past 5 years   Past 10 years*
                      -----------   ------------   --------------
S&P 500 Index Fund          20.77%         28.26%           17.27%
S&P 500 Index               21.04%         28.55%           18.21%

*Prior to November 1993 the S&P 500 Index Fund was actively managed.

Fees and Expenses of the Funds
This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

The table does not reflect charges and deductions which are or may be imposed under Variable Contracts or Qualified Plans. Please refer to the applicable Variable Contract prospectus or Qualified Plan documents for any additional charges.

                                                            Money      S&P 500
                                                            Market      Index
                                                            Fund         Fund
                                                            ------     -------
Shareholder fees
(fees paid directly from your investments)

         Maximum sales charge (load) imposed on
           purchases (as a percentage of offering price)    None       None
         Maximum deferred sales charge (load)
           (as a percentage of offering price)              None       None
         Redemption fee (as a percentage
           of amount redeemed)                              None       None
         Exchange fee                                       None       None

Annual Fund operating expenses
 (expenses that are deducted from Fund assets)

         Management fees                                     0.35%     0.25%
         Distribution (12b-1) fees                           None      None
         Other expenses (before waivers)                     0.29%     0.13%
         Total Annual Fund Operating Expenses                0.64%     0.38%
         Waiver of Fund Expenses/(1)/                       (0.14%)   (0.13%)
         Total Actual Fund Operating Expenses                0.50%     0.25%

 /(1)/ TimesSquare Capital Management, Inc., the funds' adviser, has contractually agreed, until April 30, 2001, to waive management fees and reimburse the funds if and to the extent total annual fund operating expenses exceed 0.50% of average daily net assets for the Money Market Fund and 0.25% for the S&P 500 Index Fund. TimesSquare may agree to continue to waive management fees and reimburse expenses after April 30, 2001. Reimbursement arrangements can decrease a fund's expenses and boost its performance.

Example

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the funds for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the funds' operating expenses reflect contractual expense limitations for the first year and after that are not limited and remain the same. The Example does not reflect charges and deductions which are or may be imposed under Variable Contracts or Qualified

Plans. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Money Market Fund
1 year      3 years  5 years  10 years
$51            $191     $344      $790

S&P 500 Index Fund
1 year      3 years  5 years  10 years
$26            $109     $201      $470

INVESTMENT INFORMATION

Money Market Fund
Investment Objective and Policies

The fund's objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value by investing in short-term high quality money market instruments. The fund invests in U.S. dollar denominated money market instruments such as commercial paper and U.S. Government direct obligations and U.S. Government agencies' securities. In addition, the fund may invest in other money market instruments such as asset-backed securities, bankers' acceptances, certificates of deposit, commercial loan participations, repurchase agreements and time deposits, all of which will be denominated in U.S. dollars. Bankers' acceptances, certificates of deposit and time deposits may be purchased from U.S. or foreign banks. The fund purchases commercial paper primarily from U.S. issuers but may purchase this type of security from foreign issuers so long as it is denominated in U.S. dollars.

Operational Policies

The fund may follow policies that are more restrictive than the investment limitations set forth in this prospectus and the Statement of Additional Information in order to comply with applicable laws and regulations governing money market funds, including the provisions of and regulations under the Investment Company Act of 1940 (the 1940 Act). In particular, the fund intends to comply with the various requirements of Rule 2a-7 of the 1940 Act, which regulates portfolio maturity, quality and diversification. For example, the fund will limit its investments to securities with effective remaining maturities of 397 days or less and will maintain a dollar-weighted average maturity of 90 days or less. The fund will determine the effective remaining maturity of its investments according to Rule 2a-7.

Pursuant to procedures adopted by the fund's Board of Trustees, the fund may purchase only high quality securities that TimesSquare believes present minimal credit risks. To be considered high quality, a security must be a U.S. Government security or must be rated in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security) or, if unrated, judged to be of equivalent quality by TimesSquare.

High quality securities are divided into "first tier" and "second tier" securities. First tier securities have received the highest rating (e.g. Standard & Poor's Corporation's ("S&P") A-1 rating) from at least two rating services (or one, if only one has rated the security). Second tier securities have received ratings within the two highest categories (e.g., S&P's A-1 or A-2) from at least two rating services (or one, if only one has rated the security), but do not qualify as first tier securities. If a security has been assigned different ratings by different rating services, at least two rating services must have assigned the highest of the ratings in order for TimesSquare to determine eligibility on the basis of that highest rating. Based on procedures adopted by the Board of Trustees, TimesSquare may determine that an unrated security is of equivalent quality to a rated first or second tier security.

The fund may not invest more than 5% of its total assets in second tier securities. In addition, the fund may not invest more than 1% of its total assets or $1 million (whichever is greater) in the second tier securities of a single issuer.

The fund may change these operational policies to reflect changes in the laws and regulations without the approval of shareholders.

S&P 500 Index Fund
Investment Objective, Principal Strategies and Related Risks

The primary objective of the fund is long-term growth of capital by investing principally in common stocks. The fund will seek to fulfill this objective by attempting to replicate the composition and total return, reduced by fund expenses, of the S&P 500. Under normal conditions, the fund will invest at least 80% of its total assets in equity securities of companies which compose the S&P 500.

The S&P 500 includes 500 selected common stocks, most of which are listed on the New York Stock Exchange. Each stock in the S&P 500 has a unique weighting, depending on the number of shares outstanding and its current price. The 500 stocks in the S&P 500 are chosen by Standard & Poor's based on industry representation, liquidity and stability. The stocks in the S&P 500 are not the 500 largest companies. Rather, the S&P 500 is designed to capture the returns of many different sectors of the U.S. economy.

The fund is subject to market risk -- i.e., the possibility that common stock prices will decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline.

While the fund seeks to match the performance of the S&P 500, its stock portfolio performance may not match that of the S&P 500 exactly. For example, the fund's performance will reflect deductions for advisory fees and other expenses that are not deducted from the performance figures reported for the S&P
500. In addition, while TimesSquare generally will seek to match the composition of the S&P 500 as closely as possible, it may not always invest the fund's stock portfolio to mirror the S&P 500 exactly. For instance, the fund may at times have its portfolio weighted differently from the S&P 500 because of the difficulty and expense of executing relatively small stock transactions. Under normal conditions, the fund anticipates holding at least 480 of the S&P 500 issues at all times.

The fund may also invest in stock index futures contracts and related options and in certain short-term fixed income securities (including variable and floating rate instruments or demand instruments) such as Money Market Fund shares, certificates of deposit, commercial paper, commercial loan participations, bankers' acceptances, U.S. Government obligations and repurchase agreements, pending investment in common stocks of companies in the S&P 500 or to meet anticipated short-term cash needs such as dividend payments or redemptions of shares. The percentage of the fund's assets invested in various types of securities will vary in light of existing economic conditions and other factors as determined by TimesSquare. Except in extraordinary circumstances, the fund will not invest in short-term fixed income securities or hold assets in cash for temporary, defensive purposes.

The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P"). S&P makes no representation or warranty, express or implied, to the record or beneficial owners of shares of the fund or any member of the public regarding the advisability of investing in securities generally, or in the fund particularly, or the ability of the S&P 500 to track general stock market performance. S&P's only relationship to TimesSquare or the fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 which is determined, composed and calculated by S&P without regard to TimesSquare or the fund. S&P has no obligation to take the needs of TimesSquare or the fund or the record or beneficial owners of the fund into consideration in determining, composing or calculating the S&P 500. S&P is not responsible for and has not participated in the valuation of the fund or the pricing of the fund's shares or in the determination or calculation of the equation by which the fund's portfolio investments are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY TIMESSQUARE, RECORD OR BENEFICIAL OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Temporary, Defensive Positions. The Investment Grade Bond Fund and S&P 500 Index Fund may, from time to time, take temporary defensive positions that are inconsistent with their principal investment strategies by investing in short-term fixed income securities in attempting to respond to adverse market, economic, political or other conditions. If a fund takes a temporary defensive position it may not achieve its investment objective.

Changes in Policies. The funds' Trustees may change the funds' investment strategies and other policies without shareholder approval. A fund may not change its investment objective or certain restrictions identified as fundamental in the Statement of Additional Information without shareholder approval.

MANAGEMENT OF THE FUNDS

The investment adviser to the funds is TimesSquare Capital Management, Inc. TimesSquare also serves as investment adviser for other investment companies, and for a number of pension, advisory, corporate and other accounts. As of December 31, 1999, TimesSquare managed assets of approximately $38.9 billion. TimesSquare's mailing address is Four Times Square, 25/th/ Floor, New York, NY 10036.

Pursuant to a Master Investment Advisory Agreement, TimesSquare manages the investment and reinvestment of the assets of the funds.

Subject to the control and periodic review of the Board of Trustees, TimesSquare determines what investments shall be purchased, held, sold or exchanged by the funds. TimesSquare is also responsible for overall management of the business affairs of the funds.

As full compensation for the investment management and all other services rendered by TimesSquare, the funds paid TimesSquare the following amounts for calendar year 1999: $109,847 for the Money Market Fund; $608,323 for the S&P 500 Index Fund. TimesSquare's fee for managing the funds, as a percentage of each fund's average daily net assets, is as follows:

       Money Market Fund      -     0.35%
       S&P 500 Index Fund     -     0.25%

PRICING OF SHARES

The price of fund shares is based on each fund's net asset value. The funds' custodian, State Street Bank and Trust Company ("State Street") calculates the net asset value of each fund by dividing the number of outstanding shares of the fund into the net assets of the fund. Net assets are the excess of a fund's assets over its liabilities. Net asset value is determined as of the close of regular trading (normally, 4:00 p.m. Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for trading.

The S&P 500 Index Fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. They value all other investments and assets at their fair value. The funds translate prices for their investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of a fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of a fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments may be valued at their fair value.

The Money Market Fund's investments are valued at amortized cost, which approximates market value, in accordance with rules adopted by the Securities and Exchange Commission. Using the amortized cost valuation method allows the Money Market Fund to maintain its net asset value at $1.00 per share. There is no assurance that this method will always be used, or if used, that the net asset value under certain conditions will not deviate from $1.00 per share. If the Board of Trustees deems it inadvisable to continue the practice of maintaining the net asset value of $1.00 per share it may alter this procedure. The fund will notify shareholders prior to any change, unless the change is only temporary, in which case the shareholders will be notified after the change.

PURCHASE AND REDEMPTION OF SHARES

Shares may be purchased only by Eligible Purchasers. Eligible Purchasers are limited to: (1) those separate accounts established by life insurance companies that serve as the underlying investment vehicles for Variable Contracts; and (2) Qualified Plans. Shares may not be purchased by individuals or by the general public. The Board of Trustees of CIGNA Variable Products Group may broaden or limit the definition of Eligible Purchasers. Purchase of shares is subject to acceptance by each fund. Fund shares are sold exclusively to and redeemed by Eligible Purchasers on a continuous basis.

Purchase and redemption orders received by life insurance companies and Qualified Plans on a given business day from their Variable Contract owners or Qualified Plan participants, as the case may be, will be effected at the net asset value of the applicable fund on that business day if the orders are received by a fund in proper form and in accordance with applicable requirements on the next business day. It is each Eligible Purchaser's responsibility to properly transmit purchase and redemption orders and payments in accordance with applicable requirements. Individuals may not place orders directly with a fund. The funds do not issue share certificates. Please refer to the prospectus of your life insurance company's Variable Contract or Qualified Plan documents for information on how to invest in a fund.

Investments by Eligible Purchasers in a fund are expressed in terms of full and fractional shares of a fund. All investments in a fund are credited to an Eligible Purchaser's account immediately upon acceptance of the investment by the fund.

The offering of shares of any fund may be suspended for a period of time and each fund reserves the right to reject any specific purchase order. Purchase orders may be refused if, in TimesSquare's opinion, they would disrupt the management of a fund.

Each fund normally pays for shares redeemed within seven days after the life insurance company that issued the Variable Contract or the Qualified Plan receives the redemption request. However, a fund may suspend redemption or postpone payment for any period when:

-  the NYSE closes for other than weekends and holidays
-  the SEC restricts trading on the NYSE;
- the SEC determines that an emergency exists, so that a fund's (1) disposal of investment securities, or (2) determination of net asset value, is not reasonably practicable; or
-  the SEC permits, by order, for the protection of fund shareholders.

CIGNA Variable Products Group does not foresee any disadvantage to Variable Contract owners arising out of the fact that the Trust offers its shares for products offered by life insurance companies which may or may not be affiliated with each other or that it offers its shares to Qualified Plans. Nevertheless, the CIGNA Variable Products Group Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise between Variable Contract owners and participants under Qualified Plans and to determine what action, if any, should be taken in response. If a conflict were to occur, one or more life insurance company separate accounts or Qualified Plans might withdraw its investment in a fund. This might force the fund to sell portfolio securities at disadvantageous prices.

DISTRIBUTIONS AND FEDERAL INCOME TAX CONSIDERATIONS

Each fund's policy is to distribute substantially all of its net investment income and net realized capital gains each year. Generally, a fund may distribute net realized capital gains only once a year. Each fund pays these distributions to the life insurance company issuing the Variable Contract or the Qualified Plan, which automatically reinvest the distributions in additional fund shares at no charge.

Each fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). The Code relieves a regulated investment company from certain Federal income tax and excise tax, if the company distributes substantially all of its net investment income and net realized capital gains. See the SAI for a more complete discussion.

Each fund must meet asset diversification requirements under Section 817(h) of the Code and the related regulation of the United States Treasury Department. Each fund intends to comply with these diversification requirements.

The sole shareholders of the funds are life insurance companies issuing Variable Contracts and Qualified Plans. Consequently, this prospectus does not discuss the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to owners of Variable Contracts and Qualified Plan participants, including the failure of a fund to meet the diversification requirements discussed above, see the Prospectus for the Variable Contract or your Qualified Plan documents.

                             Financial Highlights

     The financial highlights tables are intended to help you understand the funds' financial performance for the past 5 years or since a fund's commencement of operations. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the funds' financial statements, are included in the annual reports, which are available upon request.


                               Money Market Fund

                                                                                                                      March 1,
                                                                                                                       1996 + to
                                                                      Years Ended December 31,                     December 31,
                                                                1999            1998                 1997              1996
----------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                              $  1.00             $  1.00            $  1.00       $  1.00
Income from investment operations
Net investment income (a)                                            0.05                0.05               0.05          0.04
Net realized and unrealized gain on securities                         --                  --                 --            --
                                                                  -------             -------            -------       -------
Total from investment operations                                     0.05                0.05               0.05          0.04
                                                                  -------             -------            -------       -------

Less distributions:
Dividends from net investment income                                (0.05)              (0.05)             (0.05)        (0.04)
Distributions from capital gains                                       --                  --                 --            --
                                                                  -------             -------            -------       -------
Total distributions                                                 (0.05)              (0.05)             (0.05)        (0.04)
                                                                  -------             -------            -------       -------

Net asset value, end of period                                    $  1.00             $  1.00            $  1.00       $  1.00
                                                                  =======             =======            =======       =======

Total Return (b)                                                     4.83%               5.14%              5.19%         4.18% (c)
Ratios to Average Net Assets:
Net expenses                                                         0.50%               0.50%              0.50%         0.58% (d)
Net investment income                                                4.72%               4.98%              5.07%         4.92% (d)
Fees and expenses waived by the Adviser                              0.14%               0.23%              0.61%         1.03% (d)
Net assets, end of period (000 omitted)                           $31,345             $28,612            $14,540       $ 6,003

(a) Per share data was calculated using average shares outstanding during the period.
(b) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(c)  Not annualized.
(d)  Annualized.
+    Commencement of operations.

                               S&P 500 Index Fund

                                                                          Year Ended December 31,
                                                          1999         1998         1997         1996        1995
Per Share Operating Performance:
Net asset value, beginning of period                    $  19.73     $  15.83     $  12.40     $ 10.75     $  8.19
                                                        --------     --------     --------     -------     -------

Income from investment operations
Net investment income (a)                                   0.32         0.34         0.25        0.22        0.21
Net realized and unrealized gains (loss)                    3.75         4.14         3.86        2.17        2.80
                                                        --------     --------     --------     -------     -------
Total from investment operations                            4.07         4.48         4.11        2.39        3.01
                                                        --------     --------     --------     -------     -------
Less distributions
From net investment income                                 (0.51)       (0.40)       (0.32)      (0.29)      (0.27)
From capital gains                                         (0.46)       (0.18)       (0.36)      (0.45)      (0.18)
                                                        --------     --------     --------     -------     -------

Total distributions                                        (0.97)       (0.58)       (0.68)      (0.74)      (0.45)
                                                        --------     --------     --------     -------     -------

Net asset value, end of period                          $  22.83     $  19.73     $  15.83     $ 12.40     $ 10.75
                                                        ========     ========     ========     =======     =======

Total Investment Return (b)                                20.77%       28.60%       33.35%      22.48%      36.82%

Ratios to Average Net Assets
Net expenses                                                0.25%        0.25%        0.25%       0.60%       0.73%
Net investment income                                       1.57%        2.14%        1.93%       1.78%       2.05%
Fees and expenses waived or borne by the Adviser            0.13%        0.19%        0.30%       0.04%         --
Portfolio turnover                                             3%           2%           4%          4%          4%
Net assets, end of period (000 omitted)                 $282,781     $206,475     $116,308     $71,513     $66,283

(a) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent difference between financial and tax accounting.

(b) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

For investors who want more information about the funds, the following documents are available free upon request:

Annual/Semi-annual Reports: Additional information about the funds' investments is available in each fund's annual and semi-annual reports to shareholders. In the funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the funds and is incorporated into this prospectus by reference.

Information about the funds (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. You can get free copies of reports and SAIs, request other information and discuss your questions about the funds by contacting the funds at:

     CIGNA Variable Products Group
     900 Cottage Grove Road
     Hartford, CT  06152-2210
     Telephone: 1-800-528-6718

Reports and other information about the funds are available on the EDGAR Database on the Commissions's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

Information on the operation of the public reference room may be obtained by calling the Commission at 1.202.942.8090.


                              CIGNA Variable Products Group

                              CIGNA Variable Products Money Market Fund
                              CIGNA Variable Products S&P 500 Index Fund


                                          (Investment
                                          Company Act
                                          file no. 811-1646)

CIGNA VARIABLE PRODUCTS GROUP

================================================================================

Prospectus
May 1, 2000


CIGNA Variable Products Money Market Fund


The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.


                               Table of Contents

                                                         Page Number
Summary..............................................     1
Bar Chart and Performance Table......................     1
Fees and Expenses of the Fund........................     3
Investment Information...............................     4
Management of the Fund...............................     5
Pricing of Shares....................................     5
Purchase and Redemption of Shares....................     6
Distributions and Federal Income Tax Considerations..     7
Financial Highlights.................................     8

Shares of the fund offered by this prospectus are available and are being marketed exclusively as pooled funding vehicles for life insurance companies writing variable annuity contracts and variable life insurance contracts ("Variable Contracts") and for qualified retirement and pension plans ("Qualified Plans").

Fund investment objective:
-------------------------
To provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value.

Principal investment strategies:
-------------------------------
The Money Market Fund invests exclusively in U.S. dollar denominated high-quality short-term money market instruments.

Principal risks of investing in the Fund:
----------------------------------------
A major change in interest rates or a default on the fund's investments could cause the value of your investment in the fund to change.

An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Loss of money is a risk of investing in the fund.

Bar Chart and Performance Table:

The bar chart and table shown below provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's shares from year to year over the life of the fund. Performance data shown in the bar chart and table does not reflect Variable Contract or Qualified Plan charges. If it did, performance would be lower

The table shows how the fund's average annual returns for one, five and ten years compare to those of a broad measure of relevant market performance. A fund's past performance does not necessarily indicate how the fund will perform in the future.

                   Money Market Fund - Annual Total Returns
                                    [GRAPH]

1997           1998           1999
5.19%          5.14%          4.83%

During the period shown in the bar chart, the highest quarterly return was 1.31% (for the quarter ended12/31/97) and the lowest quarterly return was 1.11% (for the quarter ended 06/30/99).

Money Market Fund
Average Annual Total Returns
for the periods ended December 31, 1999

                                   Past 1 year      Since Inception (Commenced Operations March 1, 1996)
                                   -----------      ----------------
Money Market Fund                    4.83%          5.05%

3-Month U.S. Treasury bills          4.74%          5.10%

The Money Market Fund's 7-day annualized yield as of December 31, 1999 was
5.39%.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The table does not reflect charges and deductions which are or may be imposed under Variable Contracts or Qualified Plans. Please refer to the applicable Variable Contract prospectus or Qualified Plan documents for any additional charges.

Shareholder fees
(fees paid directly from your investments)

          Maximum sales charge (load) imposed on
           purchases (as a percentage of offering price) None Maximum deferred sales charge (load)
           (as a percentage of offering price)              None
          Redemption fee (as a percentage
           of amount redeemed)                              None
          Exchange fee                                      None

Annual Fund operating expenses
(expenses that are deducted from Fund assets)

          Management fees                                   0.35%
          Distribution (12b-1) fees                         None
          Other expenses (before waivers)                   0.29%
          Total Annual Fund Operating Expenses              0.64%
          Waiver of Fund Expenses/ (1)/                    (0.14%)
          Total Actual Fund Operating Expenses              0.50%

/(1)/ TimesSquare Capital Management, Inc., the fund's adviser, has contractually agreed, until April 30, 2001, to waive management fees and reimburse the funds if and to the extent total annual fund operating expenses exceed 0.50% of average daily net assets for the Money Market Fund. TimesSquare may agree to continue to waive management fees and reimburse expenses after April 30, 2001. Reimbursement arrangements can decrease a fund's expenses and boost its performance.


Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses reflect contractual expense limitations for the first year and after that are not limited and remain the same. The Example does not reflect charges and deductions which are or may be imposed under Variable Contracts or Qualified Plans. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year    3 years   5 years   10 years
$51       $191      $344      $790

INVESTMENT INFORMATION

Investment Objective and Policies

The fund's objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value by investing in short-term high quality money market instruments. The fund invests in U.S. dollar denominated money market instruments such as commercial paper and U.S. Government direct obligations and U.S. Government agencies' securities. In addition, the fund may invest in other money market instruments such as asset-backed securities, bankers' acceptances, certificates of deposit, commercial loan participations, repurchase agreements and time deposits, all of which will be denominated in U.S. dollars. Bankers' acceptances, certificates of deposit and time deposits may be purchased from U.S. or foreign banks. The fund purchases commercial paper primarily from U.S. issuers but may purchase this type of security from foreign issuers so long as it is denominated in U.S. dollars.

Operational Policies

The fund may follow policies that are more restrictive than the investment limitations set forth in this prospectus and the Statement of Additional Information in order to comply with applicable laws and regulations governing money market funds, including the provisions of and regulations under the Investment Company Act of 1940 (the 1940 Act). In particular, the fund intends to comply with the various requirements of Rule 2a-7 of the 1940 Act, which regulates portfolio maturity, quality and diversification. For example, the fund will limit its investments to securities with effective remaining maturities of 397 days or less and will maintain a dollar-weighted average maturity of 90 days or less. The fund will determine the effective remaining maturity of its investments according to Rule 2a-7.

Pursuant to procedures adopted by the fund's Board of Trustees, the fund may purchase only high quality securities that TimesSquare Capital Management, Inc., the fund's investment adviser ("TimesSquare") believes present minimal credit risks. To be considered high quality, a security must be a U.S. Government security or must be rated in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security) or, if unrated, judged to be of equivalent quality by TimesSquare.

High quality securities are divided into "first tier" and "second tier" securities. First tier securities have received the highest rating (e.g. Standard & Poor's Corporation's ("S&P") A-1 rating) from at least two rating services (or one, if only one has rated the security). Second tier securities have received ratings within the two highest categories (e.g., S&P's A-1 or A-2) from at least two rating services (or one, if only one has rated the security), but do not qualify as first tier securities. If a security has been assigned different ratings by different rating services, at least two rating services must have assigned the highest of the ratings in order for TimesSquare to determine eligibility on the basis of that highest rating. Based on procedures adopted by the Board of Trustees, TimesSquare may determine that an unrated security is of equivalent quality to a rated first or second tier security.

The fund may not invest more than 5% of its total assets in second tier securities. In addition, the fund may not invest more than 1% of its total assets or $1 million (whichever is greater) in the second tier securities of a single issuer.

The fund may change these operational policies to reflect changes in the laws and regulations without the approval of shareholders.

Changes in Policies. The fund's Trustees may change the fund's investment strategies and other policies without shareholder approval. The fund may not change its investment objective or certain restrictions identified as fundamental in the Statement of Additional Information without shareholder approval.

MANAGEMENT OF THE FUNDS

The investment adviser to the funds is TimesSquare Capital Management, Inc. TimesSquare also serves as investment adviser for other investment companies, and for a number of pension, advisory, corporate and other accounts. As of December 31, 1999, TimesSquare managed assets of approximately $38.9 billion. TimesSquare's mailing address is Four Times Square, 25/th/ Floor, New York, NY 10036.

Pursuant to a Master Investment Advisory Agreement, TimesSquare manages the investment and reinvestment of the assets of the fund.

Subject to the control and periodic review of the Board of Trustees, TimesSquare determines what investments shall be purchased, held, sold or exchanged by the fund. TimesSquare is also responsible for overall management of the business affairs of the fund.

As full compensation for the investment management and all other services rendered by TimesSquare, the fund paid TimesSquare $109,847 for calendar year 1999. TimesSquare's fee for managing the fund, as a percentage of the fund's average daily net assets, is 0.35%.

PRICING OF SHARES

The price of fund shares is based on the fund's net asset value. The fund's custodian, State Street Bank and Trust Company ("State Street") calculates the net asset value of the fund by dividing the number of outstanding shares of the fund into the net assets of the fund. Net assets are the excess of a fund's assets over its liabilities. Net asset value is determined as of the close of regular trading (normally, 4:00 p.m. Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for trading.

The Money Market Fund's investments are valued at amortized cost, which approximates market value, in accordance with rules adopted by the Securities and Exchange Commission. Using the amortized cost valuation method allows the Money Market Fund to maintain its net asset value at $1.00 per share. There is no assurance that this method will always be used, or if used, that the net asset value under certain conditions will not deviate from $1.00 per share. If the Board of Trustees deems it inadvisable to continue the practice of maintaining the net asset value of $1.00 per share it may alter this procedure. The fund will notify shareholders prior to any change, unless the change is only temporary, in which case the shareholders will be notified after the change.

PURCHASE AND REDEMPTION OF SHARES

Shares may be purchased only by Eligible Purchasers. Eligible Purchasers are limited to: (1) those separate accounts established by life insurance companies that serve as the underlying investment vehicles for Variable Contracts; and (2) Qualified Plans. Shares may not be purchased by individuals or by the general public. The Board of Trustees of CIGNA Variable Products Group may broaden or limit the definition of Eligible Purchasers. Purchase of shares is subject to acceptance by each fund. Fund shares are sold exclusively to and redeemed by Eligible Purchasers on a continuous basis.

Purchase and redemption orders received by life insurance companies and Qualified Plans on a given business day from their Variable Contract owners or Qualified Plan participants, as the case may be, will be effected at the net asset value of the fund on that business day if the orders are received by the fund in proper form and in accordance with applicable requirements on the next business day. It is each Eligible Purchaser's responsibility to properly transmit purchase and redemption orders and payments in accordance with applicable requirements. Individuals may not place orders directly with the fund. The fund does not issue share certificates. Please refer to the prospectus of your life insurance company's Variable Contract or Qualified Plan documents for information on how to invest in a fund.

Investments by Eligible Purchasers in the fund are expressed in terms of full and fractional shares of the fund. All investments in the fund are credited to an Eligible Purchaser's account immediately upon acceptance of the investment by the fund.

The offering of shares of any fund may be suspended for a period of time and the fund reserves the right to reject any specific purchase order. Purchase orders may be refused if, in TimesSquare's opinion, they would disrupt the management of a fund.

The fund normally pays for shares redeemed within seven days after the life insurance company that issued the Variable Contract or the Qualified Plan receives the redemption request. However, the fund may suspend redemption or postpone payment for any period when:

-  the NYSE closes for other than weekends and holidays
-  the SEC restricts trading on the NYSE;
- the SEC determines that an emergency exists, so that a fund's (1) disposal of investment securities, or (2) determination of net asset value, is not reasonably practicable; or
-  the SEC permits, by order, for the protection of fund shareholders.

CIGNA Variable Products Group does not foresee any disadvantage to Variable Contract owners arising out of the fact that the Trust offers its shares for products offered by life insurance companies which may or may not be affiliated with each other or that it offers its shares to Qualified Plans. Nevertheless, the CIGNA Variable Products Group Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise between Variable Contract owners and participants under Qualified Plans and to determine what action, if any, should be taken in response. If a conflict were to occur, one or more life insurance company separate accounts or Qualified Plans might withdraw its investment in the fund. This might force the fund to sell portfolio securities at disadvantageous prices.

DISTRIBUTIONS AND FEDERAL INCOME TAX CONSIDERATIONS

The fund's policy is to distribute substantially all of its net investment income and net realized capital gains each year. Generally, a fund may distribute net realized capital gains only once a year. The fund pays these distributions to the life insurance company issuing the Variable Contract or the Qualified Plan, which automatically reinvest the distributions in additional fund shares at no charge.

The fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). The Code relieves a regulated investment company from certain Federal income tax and excise tax, if the company distributes substantially all of its net investment income and net realized capital gains. See the SAI for a more complete discussion.

The fund must meet asset diversification requirements under Section 817(h) of the Code and the related regulation of the United States Treasury Department. The fund intends to comply with these diversification requirements.

The sole shareholders of the fund are life insurance companies issuing Variable Contracts and Qualified Plans. Consequently, this prospectus does not discuss the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to owners of Variable Contracts and Qualified Plan participants, including the failure of a fund to meet the diversification requirements discussed above, see the Prospectus for the Variable Contract or your Qualified Plan documents.

                             Financial Highlights

     The financial highlights table is intended to help you understand the fund's financial performance since the fund's commencement of operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the fund's financial statements, are included in the annual report, which is available upon request.


                               Money Market Fund

                                                                                                                     March 1,
                                                                                                                     1996 + to
                                                                Years Ended December 31,                            December 31,
                                                         1999                1998                  1997                1996
--------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                     $  1.00             $  1.00            $  1.00              $  1.00
Income from investment operations
Net investment income (a)                                   0.05                0.05               0.05                 0.04
Net realized and unrealized gain on securities                --                  --                 --                   --
                                                         -------             -------            -------              -------
Total from investment operations                            0.05                0.05               0.05                 0.04
                                                         -------             -------            -------              -------

Less distributions:
Dividends from net investment income                       (0.05)              (0.05)             (0.05)               (0.04)
Distributions from capital gains                              --                  --                 --                   --
                                                         -------             -------            -------              -------
Total distributions                                        (0.05)              (0.05)             (0.05)               (0.04)
                                                         -------             -------            -------              -------

Net asset value, end of period                           $  1.00             $  1.00            $  1.00              $  1.00
                                                         =======             =======            =======              =======

Total Return (b)                                            4.83%               5.14%              5.19%                4.18% (c)
Ratios to Average Net Assets:
Net expenses                                                0.50%               0.50%              0.50%                0.58% (d)
Net investment income                                       4.72%               4.98%              5.07%                4.92% (d)
Fees and expenses waived by the Adviser                     0.14%               0.23%              0.61%                1.03% (d)
Net assets, end of period (000 omitted)                  $31,345             $28,612            $14,540              $ 6,003

  (a) Per share data was calculated using average shares outstanding during the period.
  (b) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
  (c) Not annualized.
  (d) Annualized.
  +   Commencement of operations.

For investors who want more information about the fund, the following documents are available free upon request:

Annual/Semi-annual Reports: Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the fund and is incorporated into this prospectus by reference.

Information about the fund (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. You can get free copies of reports and SAIs, request other information and discuss your questions about the funds by contacting the fund at:

     CIGNA Variable Products Group
     900 Cottage Grove Road
     Hartford, CT  06152-2210
     Telephone:  1-800-528-6718

Reports and other information about the fund are available on the EDGAR Database on the Commissions's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

Information on the operation of the public reference room may be obtained by calling the Commission at 1.202.942.8090.



                           CIGNA Variable Products Group

                           CIGNA Variable Products Money Market Fund



                                          (Investment
                                          Company Act
                                          file no. 811-1646)

            C I G N A  V A R I A B L E  P R O D U C T S  G R O U P
            ------------------------------------------------------
                   CIGNA Variable Products Money Market Fund
              CIGNA Variable Products Investment Grade Bond Fund
                  CIGNA Variable Products S&P 500 Index Fund


      S T A T E M E N T  O F  A D D I T I O N A L  I N F O R M A T I O N

                              M A Y  1,  2 0 0 0



==============================================================================


This Statement of Additional Information is not a prospectus, but should be read in conjunction with the prospectus for CIGNA Variable Products Group, (the series of CIGNA Variable Products Group are referred to as the "Funds" and each separately as a "Fund"), having the same date as the date of this Statement of Additional Information. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the prospectus. No investment in shares of any of the Funds should be made without first reading the prospectus for the Funds. A copy of the prospectus for the Funds may be obtained from CIGNA Variable Products Group c/o TimesSquare Capital Management, Inc., 900 Cottage Grove Road, S-210, Hartford, CT 06152-2210.

The financial statements for each of the Funds of CIGNA Variable Products Group for fiscal year ended December 31, 1999 as contained in the Annual Reports to Shareholders dated December 31, 1999, are hereby incorporated by reference into this Statement of Additional Information. The financial statements for the fiscal year ended December 31, 1999 have been examined by PricewaterhouseCoopers LLP, independent accountants, whose report thereon also is incorporated herein by reference. The Shareholder Reports are available, without charge, upon request, by calling 1-800-528-6718.

The financial statements of the Funds will be delivered with this Statement of Additional Information.

                               TABLE OF CONTENTS
                               -----------------
                                                                       PAGE
                                                                       ----
   General Information About the Funds...............................    3
   -----------------------------------

   The Funds, Their Investment Objectives and Policies...............    4
   ---------------------------------------------------

   Money Market Fund........... .....................................    4
   -----------------

   Investment Grade Bond Fund........................................    6
   --------------------------

   S&P 500 Index Fund................................................    18
   ------------------

   Matters Relating to All Funds.....................................    18
   -----------------------------

   Investment Restrictions...........................................    27
   -----------------------

   Tax Matters.......................................................    29
   -----------

   Activities Of Affiliated Companies................................    31
   ----------------------------------

   Control Persons and Principal Holders of Securities...............    31
   ---------------------------------------------------

   Management of the Funds...........................................    32
   -----------------------

   Investment Advisory and Other Services............................    34
   --------------------------------------

   Portfolio Turnover and Brokerage Allocation.......................    37
   -------------------------------------------

   Capital Stock.....................................................    39
   -------------

   Performance Information...........................................    40
   -----------------------

   Purchase, Redemption and Pricing of Securities....................    42
   ----------------------------------------------

   Dividends.........................................................    44
   ---------

   Limitation on Transfers...........................................    44
   -----------------------

   Ratings of Securities.............................................    44
   ---------------------

GENERAL INFORMATION ABOUT THE FUNDS
-----------------------------------

The Trust offers three series portfolios or Funds for sale:

Money Market Fund
Investment Grade Bond Fund
S&P 500 Index Fund
__________________

Prior to January 2, 1996 the sole series of the Trust was the S&P 500 Index Fund, which was formerly known as Companion Fund. The Money Market Fund was added to the Trust on January 2, 1996 and the Investment Grade Bond Fund was added and commenced operation in April 1999.

Prior to November 9, 1993, Companion Fund sought to fulfill its investment objective through an active management strategy, investing primarily in common stocks of established medium to large-size companies selected by TimesSquare Capital Management, Inc. ("TimesSquare"), its investment adviser, as having prospects for above-average earnings growth. On that date, at the request of Connecticut General Life Insurance Company ("CG Life") (which on its own behalf and through its separate accounts was the Fund's sole shareholder), the Board of Trustees of the Trust authorized TimesSquare to change Companion Fund's investment strategy to the indexation approach described in the prospectus.

CIGNA Variable Products Group is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company, and was organized as a Massachusetts business trust pursuant to a Master Trust Agreement dated February 4, 1988. On April 26, 1988, the Trust acquired the assets and liabilities of Companion Fund, a series of shares of CIGNA Annuity Funds Group (n/k/a CIGNA Funds Group). As mentioned above, Companion Fund is now known as the S&P 500 Index Fund. Under the Master Trust Agreement, the Board of Trustees is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.

Each Fund is a separate series of the Trust. The assets received by the Trust from the issue or sale of shares of each of the Funds, and all income, earnings, profits and proceeds thereof, are specifically allocated to the appropriate Fund, subject only to the rights of creditors. They constitute the underlying assets of each of Fund, are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund shall be allocated by or under the direction of the Board of Trustees in such manner as the Board determines to be fair and equitable.

Each share of each Fund represents an equal, proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board. Upon any liquidation of the Trust, shareholders of a Fund are entitled to share pro rata in the net assets belonging to such Fund available for distribution.

THE FUNDS, THEIR INVESTMENT OBJECTIVES AND POLICIES
---------------------------------------------------

Classification
--------------

The Funds are diversified, open-end management investment companies.

Investment Strategies and Risks
-------------------------------

Money Market Fund
-----------------

The types of money market instruments in which the Money Market Fund presently invests are listed in the prospectus and in this Statement of Additional Information. If the Trustees determine that it may be advantageous to invest in other types of money market instruments, the Money Market Fund may invest in such instruments, if it is permitted to do so by its investment objective, policies and restrictions.

Obligations of Depository Institutions and Commercial Paper of Foreign Issuers. As discussed in the Prospectus, the Money Market Fund may invest in U.S. dollar-denominated obligations of U.S. and foreign depository institutions, including commercial and savings banks and savings and loan associations. The obligations may be issued by U.S. or foreign depository institutions, foreign branches or subsidiaries of U.S. depository institutions ("Eurodollar" obligations), U.S. branches or subsidiaries of foreign depository institutions ("Yankeedollar" obligations) or foreign branches or subsidiaries of foreign depository institutions. Obligations of foreign depository institutions, their branches and subsidiaries, and Eurodollar and Yankeedollar obligations may involve additional investment risks compared to the risks of obligations of U.S. institutions. Such investment risks include adverse political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits and the possible establishment of exchange controls or other foreign governmental laws or restrictions which might adversely affect the payment of principal and interest. Generally, the issuers of such obligations are subject to fewer regulatory requirements than are applicable to U.S. banks. Foreign depository institutions, their branches or subsidiaries, and foreign branches or subsidiaries of U.S. banks may be subject to less stringent reserve requirements than U.S. banks. U.S. branches or subsidiaries of foreign banks are subject to the reserve requirements of the state in which they are located. There may be less publicly available information about a foreign bank or a branch or subsidiary of a foreign bank than about a U.S. institution, and such branches or subsidiaries may not be subject to the same accounting, auditing and financial record keeping standards and requirements as U.S. banks. Evidence of ownership of foreign depository and Eurodollar obligations may be held outside of the United States and the Fund may be subject to the risks associated with the holding of such property overseas. Foreign depository and Eurodollar obligations of the Fund held overseas will be held by foreign branches of the custodian for the Fund's portfolio securities or by other U.S. or foreign banks under subcustodian arrangements complying with the requirements of the Investment Company Act of 1940, as amended (the "1940

Act"). TimesSquare will consider the above factors in making investments in foreign depository, Eurodollar and Yankeedollar obligations and will not knowingly purchase obligations which, at the time of purchase, are subject to exchange controls or withholding taxes. Generally, the Fund will limit its foreign depository and Yankeedollar investments to obligations of banks organized in Canada, France, Germany, Japan, the Netherlands, Switzerland, the United Kingdom and other western industrialized nations. As discussed in the prospectus, the Fund may also invest in U.S. dollar-denominated commercial paper and other short-term obligations issued by foreign entities. These investments are subject to quality standards similar to those applicable to investments in comparable obligations of domestic issuers. Investments in foreign entities in general involve the same risks as those described above in connection with investments in Eurodollar and Yankeedollar obligations and obligations of foreign depository institutions and their foreign branches and subsidiaries.

Rating Agencies. The Money Market Fund's investments in short-term corporate debt and bank money instruments will be rated, or will be issued by issuers who have been rated, in one of the two highest rating categories for short-term debt obligations by a nationally recognized statistical rating organization (a "NRSRO") or, if not rated, will be of comparable quality as determined by the Trustees of the Trust. The Money Market Fund's investments in corporate bonds and debentures (which must have maturities at the date of purchase of 397 days (13 months) or less) will be in issuers who have received from an NRSRO a rating with respect to a class of short-term debt obligations that is comparable in priority and security with the investment in one of the two highest rating categories for short-term obligations or if not rated, will be of comparable quality as determined by the Trustees of the Trust. Currently, there are six
NRSROs: Duff and Phelps Inc., Fitch Investors Services, Inc., IBCA Limited and its affiliate IBCA Inc., Thompson BankWatch, Inc., Moody's Investors Service Inc. and Standard & Poor's Rating Group.

The rating applied to a security at the time the security is purchased by the Fund may be changed while the Fund holds such security in its portfolio. This change may affect, but will not necessarily compel, a decision to dispose of a security. If the major rating services used by the Fund were to alter their standards or systems for rating, the Fund would then employ ratings under the revised standards or systems that would be comparable to those specified in its current investment objective, policies and restrictions.

Rule 2a-7. The Board of Trustees has established procedures in compliance with Rule 2a-7 under the 1940 Act that include reviews of portfolio holdings by the Trustees at such intervals as they may deem appropriate to determine whether net asset value of the Money Market Funds, calculated by using available market quotations, deviates from $1.00 per share and, if so, whether this deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Trustees determine that a deviation having this result exists, they intend to take such corrective action as they deem necessary and appropriate, including the sale of portfolio instruments prior to maturity in order to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; or establishing a net asset value per share by using available market quotations; in which case, the net asset value could possibly be greater or less than $1.00 per share. If the Trustees deem it inadvisable to continue the practice of maintaining the net asset value at $1.00 per share, they may alter this procedure. The shareholders of the Fund will be notified promptly after any such change.

Any increase in the value of a shareholder's investment in the Money Market Fund resulting from the reinvestment of dividend income is reflected by an increase in the number of shares in the shareholder's account.

Investment Grade Bond Fund
--------------------------

In pursuing its investment objective, the Investment Grade Bond Fund will principally invest in the following types of interest-bearing securities:

   (1) Marketable debt securities that are rated at the time of purchase within the four highest grades assigned by Moody's Investors Service (Aaa, Aa, A or Baa) or Standard & Poor's Corporation (AAA, AA, A or BBB).

   (2) U.S. Government securities, as described below.

   (3) Obligations of, or guaranteed by, U.S. banks or bank holding companies, which obligations are considered by TimesSquare to have investment qualities comparable to securities which may be purchased under Item (1) above, although there can be no assurance that these obligations shall have such qualities.

   (4) Money market instruments eligible for purchase by the Money Market Fund, which instruments are considered by TimesSquare to have investment qualities comparable to securities which may be purchased under Item (1) above, although there can be no assurance that said obligations shall have such qualities.

   (5) Marketable securities (payable in U.S. dollars) of, or guaranteed by, the Government of Canada or of a Province of Canada or any instrumentality or political subdivision thereof.

The balance of the Investment Grade Bond Fund's assets may be invested in other fixed-income securities, including straight debt and convertible debt securities and preferred stock. Investment positions may be held in common stock and similar equity securities (including warrants or rights to purchase equity investments as described below) when they are acquired as parts of units with fixed-income securities or upon exercise of such warrants or rights or upon the conversion of such securities. The Investment Grade Bond Fund also may purchase and sell interest rate futures contracts and purchase options on futures contracts as described under "Futures Contracts" and "Options on Futures Contracts."

U.S. Government securities include a variety of securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Treasury, by various agencies of the U.S. Government or by various instrumentalities that have been established or sponsored by the U.S. Government. Treasury securities include Treasury bills, Treasury notes and Treasury bonds. Treasury bills have a maturity of one year or less; Treasury notes have maturities of one to ten years; Treasury bonds generally have a maturity of greater than ten years. The Federal agencies established as instrumentalities of the U.S. Government to supervise and finance certain types of activities include the Federal Home Loan Banks, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Land Banks, the Small Business Administration, the Export-Import Bank, the Federal Intermediate Credit Banks and the Bank for Cooperatives.

U.S. Government securities may take the form of participation interests in, and may be evidenced by, deposit or safekeeping receipts. Participation interests are pro rata interests in U.S. Government securities such as interests in pools of mortgages sold by the Government National Mortgage Association; instruments evidencing deposit or safekeeping are documentary receipts for such original securities held in custody by others.

U.S. Government obligations, including those that are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. Some securities issued by Federal agencies or instrumentalities are only supported by the credit of the agency or instrumentality (such as the Federal Home Loan Banks) while others have an additional line of credit with the U.S. Treasury (such as the Federal National Mortgage Association). Certain securities issued by Federal agencies or instrumentalities backed by the full faith and credit of the U.S. Government include those issued by the Government National Mortgage Association and the Small Business Administration. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

Warrants are, in effect, longer term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus its exercise price, thus resulting in a profit. However, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant.

Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing unseasoned companies. The purchase price varies with the security, the life of the warrant and various other investment factors.

Investments in warrants, valued at the lower of cost or market, may not exceed 5% of the value of the Fund's net assets.

Considerations of liquidity and preservation of capital mean that the Investment Grade Bond Fund may not necessarily invest in instruments paying the highest available yield at a particular time. This Fund may, consistent with its investment objective, attempt to maximize yields by buying and selling portfolio investments in anticipation of or in response to changing economic and money market conditions and trends. This Fund will also invest to take advantage of what are believed to be temporary disparities in the yields of the different segments of the market or among particular instruments within the same segment of the market. These policies, as well as the relatively short maturity of obligations to be held by this Fund, may result in frequent changes in portfolio holdings. There usually are no brokerage commissions as such paid in connection with the purchase of securities of the type in which this Fund may invest. See "Brokerage Allocation" for a discussion of underwriters' commissions and dealers' spreads involved in the purchase and sale of portfolio securities.

The Investment Grade Bond Fund may also invest in:

SWAP AGREEMENTS. The Investment Grade Bond Fund may enter into swap agreements such as interest rate, index and currency exchange rate swaps. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by TimesSquare, to limit any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Funds' investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on TimesSquare's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds' repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code may limit a Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

FOREIGN DEBT SECURITIES. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed-income securities. The relative performance of various countries' fixed-income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

The foreign government securities in which the Fund may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated, or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. An example of a multinational currency unit is the European Currency Unit ("ECU"). An ECU represents specified amounts of the currencies of certain member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies.

BRADY BONDS. The Fund may invest in so-called "Brady Bonds," which are securities created through the exchange of existing commercial bank loans to Latin American public and private entities for new bonds in connection with debt restructurings under a debt restructuring plan announced by former U.S. Secretary of the Treasury Nicholas F. Brady (the "Brady Plan"). Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are currently actively traded in the over-the-counter secondary market for Latin American debt instruments.

Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

All Mexican Brady Bonds issued to date, except New Money Bonds, have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. Approximately half of the Venezuelan Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral in other currencies), while slightly more than half have interest coupon payments collateralized on a 14-month rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk").

LOAN PARTICIPATIONS AND ASSIGNMENTS. The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign government and one or more financial institutions ("Lenders"). The majority of the Fund's investments in Loans in Latin America are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the borrower. A participating fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan ("Loan Agreement"), nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interpositioned between the Funds and the borrower is determined by the Adviser to be creditworthy. The Fund currently anticipates that it will not invest more than 5% of its net assets in Loan Participations and Assignments.

CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. While no securities investment is completely without risk, investments in convertible securities generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed-income characteristics and
(3) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

The Fund has no current intention of converting any convertible securities they may own into equity securities or holding them as equity securities upon conversion, although they may do so for temporary purposes. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a fund is called for redemption, the fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. The Fund will invest in convertible securities without regard to their credit rating.

MORTGAGE-BACKED SECURITIES. The Fund may invest in mortgage-backed securities, such as those issued by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or certain foreign issuers, as well as by private issuers such as commercial investment banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed rate mortgages, 15-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed rate 30-year mortgages, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool.

Although certain mortgage-related securities are guaranteed by a third party or are otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If the Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from increases in interest rates or prepayment of the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because in periods of declining interest rates mortgages underlying securities are prone to prepayment. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Fund's yield. For this and other reasons, a mortgage-related security's stated maturity may be shortened by an unscheduled prepayment on underlying mortgages and, therefore, it is not possible to predict accurately the security's return to the Fund. Mortgage-related securities provide regular payments consisting of interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

COLLATERALIZED MORTGAGE OBLIGATIONS. The Fund may also purchase collateralized mortgage obligations ("CMOs") issued by a U.S. Government instrumentality which are backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligations to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. Generally, CMOs are partitioned into several classes with a ranked priority by which the classes of obligations are redeemed. These securities may be considered mortgage derivatives. The Funds may only invest in CMOs issued by FHLMC, FNMA or other agencies of the U.S. Government or instrumentalities established or sponsored by the U.S. Government.

CMOs provide an investor with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-related securities. Issuers of CMOs frequently elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. Coupons can be fixed or variable. If variable, they can move with or in the reverse direction of interest rates. The coupon changes could be a multiple of the actual rate change and there may be limitations on what the coupon can be. Cash flows of pools can also be divided into a principal only class and an interest only class. In this case the principal only class will only receive principal cash flows from the pool. All interest cash flows go to the interest only class. The relative payment rights of the various CMO classes may be structured in many ways, either sequentially or by other rules of priority. Generally, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. Sometimes, however, CMO classes are "parallel pay," i.e. payments of principal are made to two or more classes concurrently. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-related obligations.

The CMO structure returns principal to investors sequentially, rather than according to the pro rata method of a pass-through. In the traditional CMO structure, all classes (called tranches) receive interest at a stated rate, but only one class at a time receives principal. All principal payments received on the underlying mortgages or securities are first paid to the "fastest pay" tranche. After this tranche is retired, the next tranche in the sequence becomes the exclusive recipient of principal payments. This sequential process continues until the last tranche is retired. In the event of sufficient early repayments on the underlying mortgages, the "fastest-pay" tranche generally will be retired prior to its maturity. Thus the early retirement of a particular tranche of a CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security as described above.

ASSET-BACKED SECURITIES. The Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. The Funds may also invest in other types of asset-backed securities that may be available in the future. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market rates, although other economic and demographic factors will be involved. In certain circumstances, asset-backed securities may be considered illiquid securities subject to the percentage limitations described above. Asset-backed securities are considered an industry for industry concentration purposes, and the Fund will therefore not purchase any asset-backed securities which would cause 25% or more of the Fund's net assets at the time of purchase to be invested in asset-backed securities.

Asset-backed securities present certain risks that are not presented by other securities in which the Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.

ZERO COUPONS, PAY-IN-KIND SECURITIES AND DEFERRED PAYMENT SECURITIES. The Fund may invest in Zero Coupon, Pay-In-Kind and Deferred Payment Securities. These securities are all types of fixed income securities on which the holder does not receive periodic cash payments of interest or principal. Generally, these securities are subject to greater price volatility and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular intervals. Although the Fund will not receive cash periodic coupon payments on these securities, the Fund may be deemed to have received interest income, or "phantom income" during the life of the obligation. The Fund may have to pay taxes on this phantom income, although it has not received any cash payment.

Zero Coupons are fixed income securities that do not make regular interest payments. Instead, Zero Coupons are sold at a discount from their face value. The difference between a Zero Coupon's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero Coupons may offer investors the opportunity to earn a higher yield than that available on ordinary interest-paying obligations of similar credit quality and maturity.

Pay-In-Kind Securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities.

Deferred Payment Securities are securities that remain Zero Coupons until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

STRUCTURED NOTES. The Fund may invest in Structured Notes. Structured Notes are derivative securities for which the amount of principal repayment and/or interest payments is based upon the movement of one or more "factors." These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices, such as the S&P
500. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. Structured Notes may be designed to have particular quality and maturity characteristics and may vary from money market quality to below investment grade. Depending on the factor used and the use of multipliers or deflators, however, changes in interest rates and movement of the factor may cause significant price fluctuations or may cause particular Structured Notes to be come illiquid. The Fund will use Structured notes to tailor its investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

PREFERRED STOCKS, COMMON STOCKS, WARRANTS. The Fund may also invest in preferred stocks with yields that are attractive, provided that such investments are otherwise consistent with the investment objectives and policies of the Fund. A preferred stock is an equity security that entitles the holders to a priority in liquidation over holders of the issuer's common stock. In liquidation, the holders of preferred stock are subordinate to the holders of the issuer's debt obligations. Typically, preferred stocks include the right to receive regular dividend payments and may also include conversion rights, put and call obligations and other features. In determining whether to invest in any particular stock, TimesSquare will consider all relevant factors, including the dividend yield, its conversion features, if any, its liquidity, and the overall financial condition of the issuer. Under normal circumstances, a Fund will not invest more than 10% of its assets in preferred stock.

The Fund will not acquire common stocks, except when (i) attached to or included in a unit with income-generating securities that otherwise would be attractive to the Fund; (ii) acquired through the exercise of equity features accompanying convertible securities held by the Fund, such as conversion or exchange privileges or warrants for the acquisition of stock or equity interest of the same or different issuer; or (iii) in the case of an exchange offering whereby the equity security would be acquired with the intention of exchanging it for a debt security issued on a "when-issued" basis.

JUNK BONDS. As noted in the prospectus, the Fund may purchase debt securities rated below investment grade, i.e., securities that are rated Ba or lower by Moody's Investors Services or BB or lower by Standard & Poor's Corporation.

Included among the below investment-grade, high risk securities in which the Fund may invest are securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Also, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize.

Because investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type constituting high-yield, high risk securities, the yields and prices of these securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed income securities market, changes in perceptions of an issuer's creditworthiness tend to occur more frequently and in a more pronounced manner than do such changes with respect to higher quality segments of the fixed income securities market, causing greater yield and price volatility. Commissions and underwriting spreads associated with the purchase of below investment-grade bonds are typically higher than those associated with the purchase of high grade bonds.

Below investment-grade securities are often referred to as high yield or junk bonds and are typically considered "high risk" securities. High yield bonds may be subject to certain risk factors to which other securities are not subject to the same degree. An economic downturn tends to disrupt the market for below investment-grade bonds and adversely effect their values. Such an economic downturn may be expected to result in increased price volatility of below investment-grade bonds and of the value of the Fund's shares, and an increase in issuers' defaults on such bonds.

Also, issuers of below investment-grade bonds are substantially leveraged, which may impair their ability to meet their obligations. In some cases, the high yield securities in which a Fund invests are subordinated to the prior payment of senior indebtedness, thus potentially limiting the Fund's ability to recover full principal or to receive payments when senior securities are in default. When the secondary market for below investment-grade bonds becomes increasingly illiquid, or in the absence of readily available market quotations for high yield bonds, the relative lack of reliable, objective data makes the responsibility of the Trustees to value the Fund's securities more difficult, and judgement plays a greater role in the valuation of portfolio securities. Also, increased illiquidity of the below investment-grade bond market may affect the Fund's ability to dispose of portfolio securities at a desirable price.

The credit rating of a security does not necessarily address its market value risk. Also, ratings may from time to time, be changed to reflect developments in the issuer's financial condition. Below investment-grade bonds have speculative characteristics which are apt to increase in number and significance with each lower rating category. Also, prices of below investment-grade bonds have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments.

Certain laws or regulations may have a material effect on the Fund's net asset value and investment practices. For example, legislation requiring federally-insured savings and loan associations to divest their investments in below investment-grade bonds may further adversely affect the market for such bonds.

S&P 500 Index Fund
------------------

The S&P 500 Index Fund seeks long-term growth of capital by investing primarily in common stocks. Realization of current income is an incidental consideration, although it is hoped that growth in income will accompany growth in capital.
The portfolio of the Fund normally will consist primarily of equity securities of companies which compose the S&P 500.

The Fund also may invest in certain short-term fixed income securities, stock index futures and options on futures, as more fully described in the prospectus.

Matters relating to all Funds
-----------------------------

Except as described under "Fund Policies," the foregoing investment policies are not fundamental and the Board of Trustees may change such policies without shareholder approval. The Board will not change a Fund's investment objectives without the required shareholder vote as set forth in "Fund Policies" below. There is risk inherent in any investment, and there is no assurance that any of the strategies and methods of investment available to any Fund will result in the achievement of its objectives.

Each Fund's investments must be consistent with its investment objective and policies. Accordingly, not all of the security types and investment techniques discussed below are eligible investments for each of the Funds.

Securities Issued on a When-Issued or Delayed Delivery Basis. Each Fund may purchase securities on a "when-issued" basis, that is, delivery of and placement for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). A Fund also may purchase or sell securities on a delayed delivery basis. The payment obligation and the interest rate that will be received on the delayed delivery securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase when-issued or delayed delivery securities with the intention of actually acquiring such securities, but a Fund may sell these securities before the settlement date if it is deemed advisable.

Investment in securities on a when-issued or delayed delivery basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to Federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a when-issued or delayed delivery commitment. In a delayed delivery transaction, the Fund relies on the other party to complete the transaction. If the transaction is not completed, the Fund may miss a price or yield considered to be advantageous. A Fund will employ techniques designed to reduce such risks. If the Fund purchases a when-issued security, the Fund's custodian bank will segregate cash or high grade securities in an amount equal to the when-issued commitment. If the market value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. To the extent cash and securities are segregated, they will not be available for new investments or to meet redemptions. Securities purchased on a delayed delivery basis may require a similar segregation of cash or other high grade securities. For a more complete description of when-issued securities and delayed delivery transactions see the Statement of Additional Information.

Illiquid Securities.  Each Fund may invest up to 15% (10% for the Money Market
Fund) of its net assets in securities that are illiquid. Illiquid securities include securities that have no readily available market quotations and cannot be disposed of promptly (within seven days) in the normal course of business at approximately the price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A under the 1933 Act, and thus may or may not constitute illiquid securities. To the extent that qualified institutional buyers become uninterested in purchasing these restricted securities the level of illiquidity in a Fund may increase. TimesSquare determines the liquidity of the Fund's investments. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

Borrowing. Each Fund may borrow from banks or through reverse repurchase agreements to the extent permitted by the 1940 Act. If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. Under the 1940 Act as currently in effect, a fund may borrow from any lender only for temporary purposes in an amount not exceeding 5% of its total assets, and may borrow from a bank in an amount not exceeding 33 1/3% of its total assets.

Futures Contracts. A stock index assigns relative values to the common stocks included in the index and the index fluctuates with changes in the market values of the common stocks so included. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. There is no physical delivery of the underlying stocks in the index.

Generally, a fund will only enter into stock index futures contracts as a hedge against changes resulting from market conditions in the values of the securities held or which the fund intends to purchase. When the fund anticipates a significant market or market sector advance, the purchase of a stock index futures contract affords a hedge against not participating in such advance. Conversely, in anticipation of or in a general market or market sector decline that adversely affects the market values of the fund's portfolio of securities, the fund may sell stock index futures contracts. The S&P 500 Index Fund"s use of stock index futures is discussed in the prospectus, and includes using available cash to purchase S&P 500 futures contracts pending investment in the S&P 500 or to meet anticipated short-term cash needs.

An interest rate futures contract is an agreement between two parties to buy and sell a debt security for a set price on a future date. A fund generally may enter into interest rate futures contracts for the purpose of hedging debt securities in their portfolios or the value of debt securities which the Funds intend to purchase. For example, if a fund owned long-term debt securities and interest rates were expected to increase, it might sell interest rate futures contracts. If, on the other hand, a fund held cash reserves and interest rates were expected to decline, it might purchase interest rate futures contracts.

In cases of purchases of futures contracts, an amount of cash and cash equivalents, equal to the market value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the Fund's custodian to collateralize the position and ensure that the use of such futures contracts is unleveraged. Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the custodian for the Fund for the account of the broker a stated amount, as called for by a particular contract, of cash or U.S. Treasury bills. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions.

Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the applicable Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called "variation margin," to and from the broker will be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." For example, when a Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment with respect to that increase in value. Conversely, where a Fund purchases a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Variation margin payments would be made in a similar fashion when a Fund purchases an interest rate futures contract. At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or a gain.

Options on Futures Contracts. An option on a futures contract gives the purchaser (the Fund) the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option on a futures contract is exercised on the last trading date prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

The Funds may purchase put options on futures contracts to hedge against the risk of falling prices for their portfolio securities, and may purchase call options on futures contracts as a hedge against a rise in the price of securities which they intend to purchase. Options on futures contracts may also be used to hedge the risks of changes in the exchange rate of foreign currencies. The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities or a foreign currency. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security or a foreign currency. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities or currency, it may or may not be less risky than ownership of the futures contract or underlying securities or currency.

Risks as to Futures Contracts And Related Options. There are several risks in connection with the use of futures contracts and related options as hedging devices. One risk arises because of the imperfect correlation between movements in the price of hedging instruments and movements in the price of the stock, debt securities or foreign currency which are the subject of the hedge. If the price of a hedging instrument moves less than the price of the stocks, debt securities or foreign currency which are the subject of the hedge, the hedge will not be fully effective. If the price of a hedging instrument moves more than the price of the stock, debt securities or foreign currency, a Fund will experience either a loss or a gain on the hedging instrument which will not be completely offset by movements in the price of the stock, debt securities or foreign currency which are the subject of the hedge. The use of options on futures contracts involves the additional risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option.

Successful use of hedging instruments by a Fund is also subject to TimesSquare's ability to predict correctly movements in the direction of the stock market, of interest rates or of foreign exchange rates (foreign currencies). Because of possible price distortions in the futures and options markets and because of the imperfect correlation between movements in the prices of hedging instruments and the investments being hedged, even a correct forecast by TimesSquare of general market trends may not result in a completely successful hedging transaction.

It is also possible that where a Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of stocks or debt securities held in a Fund's portfolio may decline. If this occurred, a Fund would lose money on the futures contracts and also experience a decline in the value of its portfolio securities. Similar risks exist with respect to foreign currency hedges.

Positions in futures contracts or options may be closed out only on an exchange on which such contracts are traded. Although the Funds intend to purchase or sell futures contracts or purchase options only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position or purchase an option at such time. In the event of adverse price movements under those circumstances, a Fund would continue to be required to make daily cash payments of maintenance margin on its futures positions. The extent to which the Fund may engage in futures contracts or related options will be limited by Internal Revenue Code requirements for qualification as a regulated investment company and the Fund's intent to continue to qualify as such. The result of a hedging program cannot be foreseen and may cause the portfolio of the Fund to suffer losses which it would not otherwise sustain.

Foreign Currency Transactions. Although they generally will not do so, a Fund holding securities denominated in currency other than U.S. dollars may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates.

Generally, Funds may engage in both "transaction hedging" and "position hedging". When a Fund engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. A Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, a Fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

A Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. A Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes a Fund may also purchase exchange-listed call and put options on foreign currencies. A put option on currency gives the Fund the right to sell a currency at a specific exercise price. A call option on currency gives a Fund the right to purchase a currency at a specific exercise price. The time when call and put options are exercisable depends on whether the options are American options or European options. American options are exercisable at anytime during the option period. European options are exercisable only on a designated date.

When it engages in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated or an increase in the value of currency for securities which the Fund expects to purchase, when the Fund holds cash or short-term investments. In connection with position hedging, a Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Funds may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature. For example, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency a Fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

Regardless of whether TimesSquare determines that it is advisable to hedge a Fund's currency risk, the Funds will have to convert their holdings of foreign currencies into U.S. dollars from time to time. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

Forward Currency Contracts. A forward currency contract is an agreement between two parties to purchase and sell a specific quantity of a currency at a price specified at the time of the contract, with delivery and settlement at a specified future date. In the case of purchases of forward currency contracts, an amount of cash and cash equivalents, equal to the market value of the portfolio security sold, will be deposited in a segregated account with the Trust's Custodian to collateralize the position and ensure that the use of such contracts is unleveraged.

In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks and their customers). A forward contract generally has no deposit requirements, and no commissions are charged at any stage for trades.

Forward currency contracts are less liquid than currency futures contracts, and there is an increased risk of default by the counterparty as compared to futures contracts. Forward currency contracts differ from currency futures contracts in certain other respects as well. For example, the maturity date of a forward contract may be any fixed number of days from the date in a given month.
Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward currency contracts are traded directly between currency traders so no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. There is no assurance that the Fund will be able to close a forward contract prior to maturity and, under such circumstances, the Fund may have exposure to adverse changes in exchange rates.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to each Fund's policies regarding the quality of debt securities.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any NRSRO. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owing and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to a Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, each Fund relies on TimesSquare' research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, each Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent's general creditors, the

Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Each Fund (except the Money Market Fund, to a limited degree) limits the amount of total assets that it will invest in any one issuer or in issues within the same industry. For purposes of these limitations, each Fund generally will treat the borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between each Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations requires the Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Securities Lending. A Fund may lend securities to parties such as broker-dealers or institutional investors.

Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by TimesSquare to be of good standing. Furthermore, they will only be made if, in TimesSquare's judgment, the consideration to be earned from such loans would justify the risk.

TimesSquare understands that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (1) the Fund must receive 100% collateral in the form of cash or cash equivalents (e.g. U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in any security in which a Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

Sovereign Debt Obligations. A Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

INVESTMENT RESTRICTIONS
-----------------------

Each Fund is subject to the following investment restrictions, unless otherwise noted, which may not be changed without the approval of the lesser of (i) more than 50% of the outstanding shares of a Fund or (ii) 67% or more of the shares of that Fund present at a meeting if more than 50% of the outstanding shares of that Fund are represented at the meeting in person or by proxy (see "Ownership of Fund Shares" in the Funds' prospectus for a description of the individual's rights with respect to giving voting instructions to Life Companies).

Any investment restriction that involves a maximum or minimum percentage of securities or assets shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by a Fund.

A Fund may not:

1. As to the S&P 500 Index Fund and the Money Market Fund, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund taken at current value would be invested in the securities of such issuer (for the Investment Grade Bond Fund, this restriction applies only as to 75% of its assets), except (a) bank certificates of deposit and obligations issued or guaranteed as to interest and principal by the U.S. Government or its agencies or instrumentalities, and (b) up to 25% of the Money Market Fund's total assets taken at current value may be invested without regard to such 5% limitation in bankers' acceptances in which the Fund may invest consistent with its investment policies.

2. Acquire more than 10% of the voting securities of any issuer or more than 10% of any class of securities of any issuer. (For these purposes, all preferred stocks of any issuer are regarded as a single class, and all debt securities of an issuer are regarded as a single class.)

3. Concentrate more than 25% of its assets in any one industry, except that the Money Market Fund may invest up to 100% of its assets in the domestic banking industry.

4. Invest in securities of businesses less than three years old (including predecessors), if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in such securities.

5. Make investments for the purpose of gaining control of a company's management.

6. Make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities convertible into or exchangeable for securities of the same issuer as, and equal in amount to, the securities sold short.

7. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin payments in connection with transactions in stock index futures contracts, financial futures contracts and related options thereon will not be deemed to be a purchase of securities on margin by a Fund.

8. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under Federal securities laws.

9. Invest in securities of any issuer if, to the knowledge of the Fund, officers and trustees of the Trust or officers and directors of TimesSquare who beneficially own more than 1/2 of 1% of the securities of that issuer, together own more than 5%.

10. Make loans, except (a) by purchase of debt obligations and through repurchase agreements, provided, however, that repurchase agreements maturing in more than seven days will not exceed 10% of a Fund's total assets (taken at current value) and (b) through the lending of its portfolio securities with respect to not more than 25% of its total assets. (As a matter of policy, securities loans would be made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or cash equivalents at least equal at all times to the value of the securities lent.
The borrower pays to the Fund an amount equal to any dividends or interest received on the securities lent. The Fund may invest the cash collateral received in interest-bearing short-term securities or receive a fee from the borrower. The Fund may call such loans in order to sell the securities involved or to exercise voting or other rights available to it as beneficial owner of the securities involved.)

11. Borrow money in excess of one-third of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes, except that the Funds may enter into stock index futures contracts and financial futures contracts and the Investment Grade Bond Fund may enter into swap agreements. Such borrowings will be repaid before any additional investments are made. Interest paid on such borrowings would reduce the yield on the Fund's investments. (The Board of Trustees regards this restriction as setting forth the Trust's policy with respect to the issuance of senior securities.)

12. Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of one-third of the value of its total assets (taken at the lower of cost or current value) and then only to secure borrowings permitted by Restriction No. 11 above. (For the purpose of this restriction, collateral arrangements with respect to margin for a financial futures contract or stock index futures contract are not deemed to be a pledge of assets.)

13. Purchase or sell mortgages or real estate, although it may purchase securities of issuers that deal in real estate and may purchase securities that are secured by interests in real estate.

14. Purchase or sell commodities or commodity contracts, except, however, that a Fund may purchase and sell stock index futures and options thereon and financial futures contracts and options thereon and the Investment Grade Bond Fund may also enter into foreign currency forward contracts, foreign currency options and swap agreements.

15. Purchase options or puts, calls, straddles, spreads or combinations thereof except, however, a Fund may purchase and sell options on stock index futures contracts and on stock indices and options on financial futures contracts; in connection with the purchase of fixed income securities, however, a Fund may acquire warrants or other rights to subscribe for securities of companies issuing such fixed-income securities or securities of parents or subsidiaries of such companies. (See "Investment Grade Bond Fund" for a description of the policy of this Fund with respect to such warrants or other rights.)

16. Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

TAX MATTERS
-----------

Each series of shares of the Trust is treated as a separate association taxable as a corporation.

Each Fund intends to qualify under the Internal Revenue Code of 1986 (the "Code"), as amended, as a regulated investment company ("RIC") for each taxable year. As of the date hereof, each Fund must, among other things, meet the following requirements: A. Each Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, foreign currencies, or other income including but not limited to gains from options, futures or forward contracts derived with respect to its business of investing in such stock, securities or currencies. B. Each

Fund must diversify its holdings so that, at the end of each fiscal quarter: i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and other securities, with such other securities limited, with respect to any one issuer, to an amount not greater than 5% of the Fund's assets and not more than 10% of the outstanding voting securities of such issuer, and ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities).

As a RIC, each Fund will not be subject to Federal income tax ("FIT") on its income and gains distributed to shareholders if it distributes at least 90% of its investment company taxable income for the taxable year. Under the provisions of Section 817(h) of the Code, a variable annuity contract - other than a contract issued in connection with certain tax qualified retirement plans or retirement plans maintained by certain government employers - will not be treated as an annuity contract for any period for which the investments of the separate account, such as the separate accounts that are eligible to purchase shares of the Fund, are not "adequately diversified". In general, the regulations issued under Section 817(h) provide that a separate account shall be considered adequately diversified if the assets of such separate account are invested so that no more than 55% of the value of such assets is represented by any one investment, no more than 70% of such value is represented by any two investments, no more than 80% of such value is represented by any three investments and no more than 90% is represented by any four investments. The Code allows a separate account to look through to the assets of a regulated investment company for purposes of the "adequately diversified" requirement. Each Fund intends that the investments in its portfolio shall be "adequately diversified". For these purposes, all securities of the same issuer are treated as a single investment. However, in the case of government securities each government agency or instrumentality is treated as a separate issuer. The regulations include a specific definition of "government security" which includes any security issued, guaranteed or insured by the United States or any instrumentalities of the United States. In addition, a certificate of deposit for any of the foregoing securities is included within the definition of a "government security." Accordingly, certain Fund investments may be treated as "government securities" for the purpose of Section 817(h) of the Code, even though such investments may not be treated as a government security when such phrase is used elsewhere in the prospectus or Statement of Additional Information.

All Funds except the Money Market Fund:
--------------------------------------

Section 1092 of the Code affects the taxation of certain transactions involving futures or options contracts. If a futures or options contract is part of a "straddle" (which could include another futures contract or underlying stock or securities), as defined in Section 1092 of the Code, then, generally, losses are deferred first to the extent that the modified wash sale rules of the Section 1092 regulations apply, and second to the extent of unrecognized gains on offsetting positions. Further, a Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Sections 1092 and 246 of the Code and the regulations thereunder also suspend the holding periods for straddle positions with possible adverse effects regarding long-term capital gain treatment and the corporate dividends-received deduction. In certain cases, the wash sale rules of
Section 1091 of the Code may operate to defer deductions for losses. Section 1256 of the Code generally requires that futures contracts and options on future contracts be "marked-to-market" at the end of each year for Federal income tax purposes. Section 1256 further characterizes 60% of any gain or loss with respect to a futures contract as long-term capital gain or loss and 40% as short-term capital gain or loss. If a futures contract is held as an offsetting position and can be considered a straddle under Section 1092 of the Code, such a straddle will constitute a mixed straddle. A mixed straddle will be subject to both Section 1256 and Section 1092 unless certain elections are made by the Fund.

ACTIVITIES OF AFFILIATED COMPANIES
----------------------------------

From time to time, as purchases of securities are made for the portfolios of companies affiliated with CIGNA Corporation, it is possible that two or more portfolios may simultaneously purchase or sell the same security. To the extent that two or more such portfolios, buying or selling the same security, increase the total demand or supply, there may be an adverse effect on the price of such security or on the amount which the Fund can purchase or sell.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
---------------------------------------------------

As of the date of this statement of additional information, all of the outstanding shares of each Fund are owned by CG Life, which is considered an "affiliate" of the Trust. CG Life is a stock life insurance company domiciled in the state of Connecticut. The offices of CG Life are located at 900 Cottage Grove Road, Bloomfield, CT 06002. CG Life is an indirect, wholly-owned subsidiary of CIGNA Corporation. CG Life owns Fund shares on behalf of separate accounts registered as unit investment trusts under the 1940 Act, on behalf of separate accounts exempt from registration under the 1940 Act, and on behalf of a pension plan for certain CG Life employees. Under the 1940 Act, unit investment trust variable contractowners are afforded pass through voting privileges for most matters concerning Fund shares owned by the unit investment trust. This means that although CG Life is the shareholder of the Fund, variable contractowners of separate accounts registered as unit investment trusts will actually be voting on Fund matters.

MANAGEMENT OF THE FUNDS
-----------------------

The Trustees and the executive officers of the Trust are listed below, together with information as to their principal occupations during the past five years and other principal business affiliations. Currently each holds the equivalent position as Trustee and/or officer of CIGNA Funds Group and CIGNA High Income Shares, and holds a similar position as Director and/or executive officer of CIGNA Investment Securities, Inc. Correspondence with any Trustee or officer may be addressed to the Trust, c/o TimesSquare Capital Managemenet, Inc., 900 Cottage Grove Road, S-210, Hartford, CT 06152-2210.

HUGH R. BEATH, 68, Trustee; Advisory Director, AdMedia Corporate Advisors, Inc. (investment banking); previously Managing Director, AdMedia Corporate Advisors, Inc.; Chairman of the Board of Directors, Beath Advisors, Inc. (investment adviser).

RUSSELL H. JONES, 55, Trustee; Vice President and Treasurer, Kaman Corporation (helicopters and aircraft components, industrial products and services); Corporator, Hartford Seminary; Trustee and Senior Fellow, American Leadership Forum; previsously Vice President, Kaman Corporation.

THOMAS C. JONES*, 53, Trustee; President, CIGNA Investment Management, a division of CIGNA ; Mr. Jones is also an officer or director of various other entities which are subsidiaries or affiliates of CIGNA. Previously President, CIGNA Individual Insurance, previously a division of CIGNA; President, CIGNA Reinsurance--Property & Casualty, a division of CIGNA.

PAUL J. MCDONALD, 56, Trustee; Special Adviser to the Board of Directors, Friendly Ice Cream Corporation (family restaurants/dairy products); Chairman, Dean's Advisory Council, University of Massachusetts School of Management; Director, Springfield YMCA; Trustee, Basketball Hall of Fame; Director, Western Massachusetts Electric Company. Previously, Senior Executive Vice President & Chief Administrative Officer, Friendly Ice Cream Corporation.

ALFRED A. BINGHAM III, 55, Vice President and Treasurer, CIGNA Funds Group, CIGNA Variable Products Group, CIGNA High Income Shares and CIGNA Investment Securities, Inc.; Assistant Vice President, TimesSquare.


RICHARD H. FORDE*, 46, President, CIGNA Variable Products Group; Director, Senior Managing Director and President of CIGNA International Investment Advisors, Ltd.; Chairman of the Board, Trustee and President, CIGNA Funds Group, CIGNA High Income Shares and CIGNA Investment Securities, Inc. Mr. Forde is also an officer or director of various other entities which are subsidiaries or affiliates of CIGNA.

JEFFREY S. WINER, 42, Senior Counsel, CIGNA; Vice President and Secretary, CIGNA Funds Group, CIGNA Variable Products Group, CIGNA High Income Shares and CIGNA Investment Securities, Inc.; previously Counsel, CIGNA.

*Trustees identified with an asterisk are considered interested persons within the meaning of the Investment Company Act of 1940, as amended, because of their affiliation with CIGNA Corporation or its affiliates.

The Board has created an Audit Committee from among its members which meets periodically with representatives of PricewaterhouseCoopers LLP, independent accountants for the Trust, a Contracts Committee which, as part of its duties, considers the terms and the renewal of the Master Investment Advisory Agreement with TimesSquare, and a Nominating Committee which considers the identification of new members of the Board and the compensation of Trustees. The Nominating Committee, Audit Committee and Contracts Committee consist of Trustees who are not affiliated with CIGNA Corporation or any of its subsidiaries.

The Trust and its adviser have adopted codes of ethics under rule 17j-1 of the 1940 Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Funds.

The Trust pays no compensation to any of its officers, other than the reimbursement of the costs of the Office of the Treasurer and the Office of the Secretary, or to any of its Trustees who are officers or employees of CIGNA Corporation or its affiliates. The following table shows compensation paid by the Trust and other investment companies in the CIGNA fund complex to the Trust's Trustees in 1999:

                                        Aggregate             Total Compensation from Trust
Name of Person,                         Compensation          and CIGNA Fund Complex Paid to
Position with Trust                     from  Trust           Trustees(c)
------------------------------------------------------------------------------------------------------------

Hugh R. Beath, Trustee (a)                4,000                    26,800
Russell H. Jones, Trustee                 4,000                    26,800
Thomas C. Jones, Trustee                      0                         0
Paul J. McDonald, Trustee (b)             4,000                    26,800
                                        -------                   -------
                                        $12,000                   $80,400
                                        =======                   =======

(a) All but $1,231 of Mr. Beath's 1999 compensation was deferred under a plan for all CIGNA funds in which he had an aggregate balance of $215,952 as of December 31, 1999.
(b) All but $1,231 of Mr. McDonald's 1999 compensation was deferred under a plan for all CIGNA funds in which he had an aggregate balance of $188,470 as of December 31, 1999.
(c) There were four (4) investment companies besides the Trust in the CIGNA fund complex.

INVESTMENT ADVISORY AND OTHER SERVICES
--------------------------------------

The investment adviser to each of the Funds is TimesSquare Capital Management, Inc., an indirect, wholly-owned subsidiary of CIGNA Corporation. TimesSquare also serves as investment adviser for investment companies sponsored by affiliates of CIGNA Corporation, and for a number of pension, advisory, corporate and other accounts. AS of December 31, 1999 TimesSquare managed assets of approximately $38.9 billion. TimesSquare's mailing address is Four Times Square, 25th Floor, New York, New York 10036.

Pursuant to a Master Investment Advisory Agreement between the Trust and TimesSquare, TimesSquare manages the investment and reinvestment of the assets of the Funds.

Subject to the control and periodic review of the Board of Trustees of the Trust, TimesSquare determines what investments shall be purchased, held, sold or exchanged for the account of the Funds, and what portion, if any, of the assets of the Funds shall be held in cash and other temporary investments. Accordingly, the role of the Trustees is not to approve specific investments, but rather to exercise a control and review function.

The Trust pays all expenses not specifically assumed by TimesSquare including compensation and expenses of Trustees who are not Directors, officers or employees of TimesSquare or any other affiliates of CIGNA Corporation; registration, filing and other fees in connection with filings with regulatory authorities; the fees and expenses of independent accountants; costs of printing and mailing registration statements, prospectuses, proxy statements, and annual and periodic reports to shareholders; custodian and transfer agent fees; brokerage commissions and securities transactions costs incurred by the Trust; taxes and corporate fees; legal fees incurred in connection with the affairs of the Trust; and expenses of meetings of the shareholders and Trustees.

TimesSquare, at its own expense, furnishes to the Trust office space and facilities and, except with respect to the Office of the Treasurer and Office of the Secretary as provided in the Master Investment Advisory Agreement, all personnel for managing the affairs of the Trust and each of the Funds. The Trust and other registered investment companies advised by TimesSquare have agreed to reimburse TimesSquare for its costs of maintaining the Office of the Treasurer and the Office of the Secretary as provided in their respective investment advisory agreements. TimesSquare has estimated that in 2000 the total expenses of the Office of the Treasurer will not exceed $580,000 and the expenses of the Office of the Secretary are not expected to exceed $215,000.
The portion of these expenses allocated to each Fund for calendar year 2000 are not expected to exceed the following amounts:

                     Office of      Office of
                     the Treasurer  the Secretary
                     -------------  -------------

S&P 500                 $90,505        $33,594
  Index Fund

Money Market Fund       $19,241        $ 7,133

Investment Grade
  Bond Fund             $21,485        $ 7,964

In 1999 the costs incurred by the Trust for the Office of the Treasurer and the Office of the Secretary were $109,847 and $65,130, respectively.

The Board of Trustees of the Trust has approved the method under which this cost will be allocated to the Trust, and then to each Fund.

As full compensation for the investment management and all other services rendered by TimesSquare and any sub-adviser, each Fund pays TimesSquare a separate fee computed daily and paid monthly at annual rates based on a percentage of the value of the relevant Fund's average daily net assets, as follows: Money Market Fund - 0.35%, Investment Grade Bond Fund - 0.50%, and S&P 500 Index Fund - 0.25%.

Trust-wide expenses not identifiable to any particular Fund will be allocated among the Funds. TimesSquare has voluntarily agreed to reimburse the Funds to the extent that the annual operating expenses (excluding interest, taxes, amortized organizational expense, transaction costs in acquiring and disposing of portfolio securities and extraordinary expenses) of a Fund exceed a percentage of the value of the relevant Fund's average daily net assets, as follows: Money Market Fund and Investment Grade Bond Fund - 0.50% and S&P 500 Index Fund - 0.25%.

The S&P 500 Index Fund incurred a management fee payable to TimesSquare of $608,323, $395,006 and $224,054 for fiscal years 1999, 1998 and 1997, respectively. The amount payable for 1999 was reduced to $280,170 due to the then applicable expense limitation. The amount payable for 1998 was reduced to $97,275 due to the then applicable expense limitation. The amount payable for 1997 was waived and TimesSquare reimbursed the Fund and additional $46,603 due to the then applicable expense limitation. The Money Market Fund incurred a management fee payable to TimesSquare of $109,847, $73,471 and $33,579 for fiscal years 1999, 1998 and 1997, respectively. The amount payable for 1999 was reduced to $65,130 due to the then applicable expense limitation. The amount payable for 1998 was reduced to $26,047 due to the expense limitation. For 1997, this amount was waived and TimesSquare reimbursed the Fund an additional $25,787 due to the then applicable expense limitation. The Investment Grade Bond Fund incurred a management fee of $108,182 for 1999. Due to the expense limitation, this amount was reduced to $47,011.

The Master Investment Advisory Agreement provides that it will continue from year to year as to a Fund provided that such continuance is specifically approved at least annually: (a) by a vote of the "majority of the outstanding voting securities" (as such term is defined in the 1940 Act) of that Fund or by the Board of Trustees of the Trust, and (b) by a vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Master Investment Advisory Agreement provides that it (i) may be terminated at any time without penalty (a) upon 60 days' written notice by vote of the Trustees of the Trust, or with respect to any Fund, by vote of a majority of the then outstanding voting securities of such Fund, or (b) by TimesSquare upon 90 days' written notice to the Trust in the case of the Master Investment Advisory Agreement and
(ii) will automatically terminate in the event of its "assignment" (as such term is defined in the 1940 Act).

The Master Trust Agreement acknowledges CIGNA Corporation's control over the name "CIGNA." The Trust and the Fund would be obliged to change their names to eliminate the word "CIGNA" (to the extent they could lawfully do so) in the event CIGNA Corporation were to withdraw its permission for use of such name.

CIGNA Corporation has agreed not to withdraw such permission from the Trust or a series of the Trust so long as an affiliate of CIGNA Corporation shall be the investment adviser for such series.

Custodian and Transfer Agent
----------------------------

The Trust's Custodian and Transfer Agent is State Street Bank and Trust Company ("State Street"), Boston, Massachusetts 02107. Under its Custodian Agreement, State Street maintains the portfolio securities of each Fund, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolio, determines the net asset value of shares of each Fund on a daily basis and performs such other ministerial duties as are included in the Custodian Agreement and Agency Agreement, copies of which are on file with the Securities and Exchange Commission.

Independent Accountants
-----------------------

PricewaterhouseCoopers LLP acts as independent accountants for the Trust. Its offices are at 160 Federal Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP representatives annually perform an audit of the financial statements of the Funds and provide accounting advice and services throughout the year. PricewaterhouseCoopers LLP reports its activities and the results of its audit to the Audit Committee of the Board of Trustees. PricewaterhouseCoopers LLP also provides certain tax advice to the Trust.

PORTFOLIO TURNOVER AND BROKERAGE ALLOCATION
-------------------------------------------

It is anticipated that each Fund's annual portfolio turnover will not exceed 100%. With respect to the Money Market Fund and Investment Grade Bond Fund, purchases and sales of portfolio securities are generally transacted with the issuer or a primary market maker of these securities on a net basis, without any brokerage commission being paid by the Funds for such purchases. Purchases from dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases and sales for the other Funds generally involve a broker.

Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the over-the-counter markets, but the price paid usually includes an undisclosed dealer commission or mark-up as well as a disclosed, fixed commission or discount retained by the underwriter or dealer.

It is the policy of TimesSquare on behalf of its clients, including the Funds, to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and spreads, and research services received, consistent with obtaining best execution.

In seeking best execution, TimesSquare selects broker/dealers on the basis of their professional capability and the value and quality of their brokerage services. Brokerage services include the ability to execute most effectively large orders without adversely affecting markets and the positioning of securities in order to effect orderly sales for clients.

The officers of TimesSquare determine, generally without limitation, the broker/dealers through whom, and the commission rates or spreads at which, securities transactions for client accounts are executed. The officers of TimesSquare may select a broker/dealer who may receive a commission for portfolio transactions exceeding the amount another broker/dealer would have charged for the same transaction if they determine that such amount of commission is reasonable in relation to the value of the brokerage or research services performed or provided by the broker/dealer, viewed in terms of either that particular transaction or TimesSquare's overall responsibilities to the client for whose account such portfolio transaction is executed and other accounts advised by TimesSquare or accounts advised by other investment advisers which are related persons of TimesSquare.

If two or more broker/dealers are considered able to offer the same favorable price with the equivalent likelihood of best execution, the officers of TimesSquare may prefer the broker/dealer who has furnished research services. Research services include market information, analysis of specific issues, presentation of special situations and trading opportunities on a timely basis, advice concerning industries, economic factors and trends, portfolio strategy and performance of accounts.

Research services are used in advising all accounts, including accounts advised by related persons of TimesSquare, and not all such services are necessarily used by TimesSquare in connection with the specific account that paid commissions to the broker/dealer providing such services.

The overall reasonableness of brokerage commissions paid is evaluated continually. Such evaluation includes review of what competing broker/dealers are willing to charge for similar types of services and what discounts are being granted by brokerage firms. The evaluation also considers the timeliness and accuracy of the research received.

In addition, TimesSquare may, if permitted by applicable law, pay for products or services other than brokerage and research services with brokerage commissions as interpreted in SEC Release 34-23170 dated April 23, 1986. Pursuant to that release, products and services which provide lawful and appropriate assistance to TimesSquare's investment decision-making process may be paid for with brokerage commissions to the extent such products and services are used in that process.

Where the research service product has a mixed use, that is, the product may serve a number of functions certain of which are not related to the making of investment decisions, TimesSquare allocates the cost of the product on a basis which they deem reasonable, according to the various uses of the product, and maintain records documenting the allocation process followed. Only that portion of the cost of the product allocable to research services is paid from the Fund. The Fund does not acquire research services through the generation of credits with respect to principal transactions or transactions in financial futures, except in new issue fixed price underwritings.

The Trust does not presently allocate brokerage commissions to, or place orders for portfolio transactions with, either directly or indirectly, brokers based on their sales of shares of the Funds. Except as noted, the Trust does not utilize an affiliated broker in effecting portfolio transactions and does not recapture commissions paid in such transactions. Brokerage commissions paid by the S&P 500 Index Fund for 1999, 1998 and 1997 totaled $8,846, $2,808 and $4,338 respectively, substantially all of which were paid to firms which provided research services to TimesSquare. Neither the Money Market Fund nor the Investment Grade Bond Fund paid brokerage commissions in 1999.

CIGNA advises that Sanford C. Bernstein & Co., Inc. ("Sanford Bernstein"), 767 Fifth Avenue, New York, NY 10153, reported that as of December 31, 1999 it held 14,483,049 shares, or 7.8%, of the outstanding common stock of CIGNA. Sanford Bernstein also reported sole voting power as to 6,817,757, shared voting power as to 1,941,439, and sole dispositive power as to all 14,483,049 of these shares. Wellington Management Company, LLP ("Wellington"), 75 State Street, Boston, MA 02109, reported that as of December 31, 1999 it held 9,603,380 shares, or 5.16%, of the outstanding common stock of CIGNA. Wellington also reported sole voting power as to none, shared voting power as to 1,236,080, and shared dispositive power as to all of these shares. FMR Corp. ("FMR"), 82 Devonshire Street, Boston, MA 02109, reported that as of December 31, 1999 it held 15,849,564 shares, or 8.523% of the outstanding common stock of CIGNA. FMR also reported sole power to vote or to direct the vote of 2,168,854 shares and sole power to dispose or to direct the disposition of all 15,849,564 of these shares.

CAPITAL STOCK
-------------

The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each.

Under Massachusetts law, the Trust's shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Master Trust Agreement disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and thus should be considered remote. Shares of each Fund will entitle their holders to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of any other series of the Trust. On any matter submitted to a vote of shareholders of the Trust, all shares of the Trust then issued and outstanding shall be voted in the aggregate. However, on matters affecting an individual series or class of shares, a separate vote of shareholders of that series or class would be required. Shareholders of a series or class would not be entitled to vote on any matter which does not affect that series or class but which would require a separate vote of another series or class.

When issued, shares of the Funds are fully paid and nonassessable, and have no preemptive or subscription rights. There are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect Trustees, holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees of the Trust and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any Trustees.

PERFORMANCE INFORMATION
-----------------------

Total return and yield figures for the Funds are neither fixed nor guaranteed, and no Fund's principal is insured. Performance quotations reflect historical information and should not be considered representative of a Fund's performance for any period in the future. Performance is a function of a number of factors which can be expected to fluctuate. The Funds may provide performance information in reports, sales literature and advertisements if accompanied by performance of your life company's separate account. The Funds may also, from time to time, quote information about the Funds published or aired by publications or other media entities which contain articles or segments relating to investment results or other data about one or more of the Funds. The following is a list of such publications or media entities:

    Advertising Age              Financial Times          Kiplinger
    Barron's                     Financial Weekly         Money
    Barron's/Nelson's            Financial World          Mutual Fund Forecaster
    Best's Review                Forbes                   Nation's Business
    Broker World                 Fortune                  New York Times
    Business Week                Global Investor          Pensions World
    Changing Times               Hartford Courant         Pensions & Investments
    Christian Science Monitor    Institutional Investor   Personal Investor
    Consumer Reports             Insurance Forum          Philadelphia Inquirer
    Economist                    Insurance Weekly         The Times (London)
    Equity International         International Business   USA Today
    FACS of the Week             Week                     U.S. News & World
                                                          Report
    Far Eastern                  Investing                Wall Street Journal
    Economic Review              Investor's Chronicle     Washington Post
    Financial Adviser            Investor's Daily         CNN
    Financial Planning           Journal of the American  CNBC
    Financial Product News       Society of CLU & ChFC    PBS
    Financial Services Week

Each Fund may also compare its performance to performance data of similar mutual funds as published by the following services:

    Lipper Analytical Services            Stanger Report
    CDA Investment Technologies, Inc.     Weisenberger
    Frank Russell Co.                     Micropal, Ltd.
    InterSec Research

Although performance data may be useful to prospective investors in comparing with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by a Fund.

Yield and Total Return Quotations
---------------------------------

The standard formula for calculating total return, as described in the prospectus, is as follows:

             P(1+T)/n/=ERV

Where P   =  A hypothetical initial payment of $1,000.
      T   =  average annual total return.
      n   =  number of years.
      ERV =  ending redeemable value of a hypothetical $1,000 payment at the end of the 1, 5, or 10 year periods (or fractional portion of such period).

Cumulative total return across a stated period may be calculated as follows:

             P(1+V)=ERV

Where P   =  A hypothetical initial payment of $1,000.
      V   =  cumulative total return.
      ERV =  ending redeemable value of a hypothetical $1,000 payment at the end of the stated period.

The average annual total returns for the Funds for the one, five and ten year periods (or since inception, if shorter) ended December 31, 1999 were as follows:

                              1 Year    5 Years   10 Years   Inception
                              ------    -------   --------   ---------
S&P 500 Index Fund            20.77%    28.26%     17.27%        N/A
Money Market Fund              4.83%      N/A        N/A        5.05%
(Commenced operations
March 1, 1996)

Investment Grade                N/A       N/A        N/A       -1.48%
Bond Fund                                                    (not annualized)
(Commenced operations
May 3, 1999)

Yield Quotations
----------------

The standard formula for calculating yield for each Fund except Money Market Fund, as described in the prospectus, is as follows:

     YIELD = 2[((a-b)/(c x d) + 1)/6/-1]

Where a   =  dividends and interest earned during a stated 30 day period. For purposes of this calculation, dividends are accrued rather than recorded on the ex-dividend date. Interest earned under this formula must generally be calculated based on the yield to maturity of each obligation (or, if more appropriate, based on yield to call date).
      b   =  expense accrued during period (net of reimbursement).
      c   =  the average daily number of shares outstanding during the period.

      d   =  the maximum offering price per share on the last day of the period.

The standard formula for calculating annualized yield for the Money Market Fund, as described in the prospectus, is as follows:

      Y = V/1/ - V(degrees) x 365
          -----------------   ---
             V(degrees)        7

Where Y          =  annualized yield.
      V(degrees) =  the value of a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of a stated
                    seven-day period.
      V/1/       =  the value of such an account at the end of the stated
                    period.

The annualized yield for the Money Market Fund for the 7 days ended December 31, 1999 was 5.39%.

The standard formula for calculating effective annualized yield for the Money Market Fund, as described in the prospectus, is as follows:

       EY = [(Y+1)/365/7/] -1

Where EY =  effective annualized yield.
      Y  =  annualized yield, as determined above.

The effective annualized yield for the Money Market Fund for the 7 days ended December 31, 1999 was 5.53%.

For the purpose of the annualized yield and effective annualized yield, the net change in the value of the hypothetical CIGNA Variable Products Money Market Fund account reflects the value of additional shares purchased with dividends from the original share and any such additional shares, and all fees charged to all shareholder accounts in proportion to the length of the base period and the Fund's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation.

PURCHASE, REDEMPTION AND PRICING OF SECURITIES
----------------------------------------------

The Funds may suspend redemptions or postpone the date of payment during any period when: (a) the New York Stock Exchange is closed for other than customary weekend and holiday closings or trading on such Exchange is restricted; (b) the Securities and Exchange Commission has by order permitted such suspension for the protection of the Fund's shareholders; or (c) an emergency exists as determined by the Securities and Exchange Commission making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

A Fund's net asset value is calculated by dividing the number of outstanding shares into the net assets of the Fund. Net assets are the excess of a Fund's assets over its liabilities. Additional information concerning purchase and redemption of securities may be found in the current prospectus for the Funds.

The Money Market Fund.
---------------------

The investments of the Money Market Fund are valued at amortized cost. The amortized cost of an instrument is determined by valuing it at cost originally and thereafter amortizing any discount or premium from its face value at a constant rate until maturity, regardless of the effect of fluctuating interest rates on the market value of the instrument. The amortized cost method may result at times in determinations of value that are higher or lower than the price the Fund would receive if the instruments were sold. During periods of declining interest rates, use by the Fund of the amortized cost method of valuing its portfolio may result in a lower value than the market value of the portfolio, which could be an advantage to new investors relative to existing shareholders. The converse would apply in a period of rising interest rates.

The valuation of the investments of CIGNA Variable Products Money Market Fund at amortized cost is permitted by the Securities and Exchange Commission, and the Fund is required to adhere to certain conditions so long as it uses this valuation method. The Money Market Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, will purchase only instruments having remaining maturities of one year or less (except as otherwise noted under "Variable and Floating Note Instruments" under "Description of Money Market Instruments" in this Statement of Additional Information) and will invest only in securities determined by the Board of Trustees to be of high quality with minimal credit risks. The Board of Trustees has also established procedures reasonably designed, taking into account current market conditions and the Fund's investment objective, to stabilize the Fund's price per share as computed for the purpose of distribution, redemption and repurchase at $1.00. Such procedures include a review of the Fund's portfolio holdings by the Board of Trustees, at such intervals as they may deem appropriate, to determine whether the Fund's net asset value, calculated by using readily available market quotations, deviates from $1.00 per share, and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Board of Trustees determines that such a deviation exists, it will take such corrective action as it deems necessary and appropriate, including selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; or establishing a net asset value per share by using readily available market quotations in which case, the net asset value could possibly be greater or less than $1.00 per share.

All Other Funds
---------------

Information describing the valuation of securities held in these Funds is found in the prospectus under "Computation of Net Asset Value."

DIVIDENDS
---------

Information concerning dividends is found in the current prospectus for the Funds.

LIMITATION ON TRANSFERS
-----------------------

Whenever the Trust or its duly appointed transfer agent is requested to transfer Fund shares to other than an Eligible Purchaser, the Trust has the right at its election to purchase such shares at their net asset value next effective following the time at which the request for transfer is presented; provided, however, that the Trust must notify the transferee or transferee of such shares in writing of its election to purchase such shares within seven (7) days following the date of such request and settlement for such shares shall be made within such seven-day period.

RATINGS OF SECURITIES
---------------------

Description of Standard & Poor's Corporation ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") commercial paper and bond ratings:

COMMERCIAL PAPER RATINGS--

A-1   An obligor rated A-1 has strong capacity to meet its financial commitments. It is rated in the highest category by Standard & Poor's. Within this category, certain obligers are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is extremely strong.

A-2   An obligor rated A-2 has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligers in the highest rating category.

A-3   An obligor rated A-3 has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

B     An obligor rated B is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C     An obligor rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for it to meet its financial commitments.

An Issuer Credit Rating is withdrawn upon the first occurences of any of the following: 1) a payment default on any financial obligation, rated or unrated, other than a financial obligation subject to a bona fide commercial dispute; 2) a voluntary bankruptcy filing by the issuer or similar action; or, 3) in the case of banks, upon seizure of the bank by a regulator, or in the case of insurance companies, upon placement of the insurer under regulatory supervision due to its financial condition.

"A-1"  This designation indicates that the degree of safety regarding     timely
       payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

"A-2" Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

Moody's employs three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. The two highest designations are as follows:

Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

 .    Leading market positions in well-established industries.

 .    High rates of return on funds employed.

 . Conservative capitalization structures with moderate reliance on debt and ample asset protection.

 .    Broad margins in earnings coverage of fixed financial charges and     high
      internal cash generation.

 . Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Moody's Investors Service, Inc.

      Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

      Baa: Bonds that are rated Baa are considered as medium grade obligations (i.e, they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca: Bonds which are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C: Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor's Corporation

  AAA:   An obligation rated `AAA' has the highest rating assigned by S&P.  The obligor's capacity to meet its financial commitment is EXTREMELY STRONG.

  AA:    An obligation rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is VERY STRONG.

  A: An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still STRONG.

  BBB:    An obligation rated `BBB' exhibits ADEQUATE protection parameters.
However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  Obligations rated `BB', `B', `CCC', `CC' and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

  BB:    An obligation rated `BB' is LESS VULNERABLE to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  B:     An obligation rated `B' is MORE VULNERABLE to nonpayment than obligations rated `BB' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

  CCC:   An obligation rated `CCC' is CURRENTLY VULNERABLE to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

  CC:    An obligation rated `CC' is CURRENTLY HIGHLY VULNERABLE to nonpayment.

  C:     The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

  D: An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r:       This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

MUNICIPAL BOND RATINGS - U.S. TAX-EXEMPT MUNICIPALS

Moody's Investors Service, Inc.

There are nine basic rating categories for long-term obligations. They range from Aaa (highest quality) to C (lowest quality). Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from As to Caa. The Modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category. Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct non-callable united States government obligations or non-callable obligations unconditionally guaranteed by the U.S. government are identified with a # (hatchmark) symbol, e.g. # Aaa.

Aaa      Bonds that are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as `gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa       Bonds are rated As are judged to be of high quality by all standards.
Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A        Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa      Bonds that are rated Baa are considered as medium grade obligations,
i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba       Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and based times over the future. Uncertainty of position characterizes bonds in this class.

B        Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa      Bonds that are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca       Bonds that are rated Ca represent obligations that are speculative in a high degree.  Such issues are often default or have other marked shortcomings.

C        Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con.     (...) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by: (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                            REGISTRATION STATEMENT
                                      on
                                   FORM N-1A

                           PART C: OTHER INFORMATION

Item 23. Exhibits.
-----------------

 a. The Second Amended and Restated Master Trust Agreement of Registrant dated July 28, 1998, incorporated by reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement filed electronically February 12, 1999.

 b. The Amended And Restated By-Laws of Registrant dated April 29, 1997, incorporated by reference to Post-Effective Amendment No. 16 to Registrant?s Registration Statement filed electronically April 30, 1998.

 c. Relative to the rights of shareholders, Article IV and Article V of Registrant's First Amended and Restated Master Trust Agreement dated as of March 1, 1996, incorporated by reference to Post-Effective Amendment No. 11 to Registrant's Registration Statement filed electronically March 7, 1996.

 c. (i) Relative to the rights of shareholders, Article 9 of the Amended and Restated By-Laws of Registrant dated April 29, 1997 as hereinbefore incorporated by reference as Exhibit b.

 c. (ii) Relative to the rights of shareholders, the Participation Agreement, as amended, among CIGNA Variable Products Group, CIGNA Financial Services, Inc. and Connecticut General Life Insurance Company dated as of December 1, 1997, as hereinafter incorporated by reference or filed in Exhibits h (v), h(vi) and h(vii).

 c. (iii) Relative to the rights of shareholders, the Participation Agreement among CIGNA Variable Products Group, CIGNA Financial Services, Inc. and CIGNA Life Insurance Company dated as of December 1, 1997, as hereinafter incorporated by reference in Exhibit h (vii).

 d. The Master Investment Advisory Agreement dated as of April 26, 1988 between CIGNA Variable Products Group and CIGNA Investments, Inc. (n/k/a TimesSquare Investment Management, Inc.), incorporated by reference to Post-Effective Amendment No. 16 to Registrant?s Registration Statement filed electronically April 30, 1998.

 d. (i) The Side Letter to the Master Investment Advisory Agreement dated as of November 9, 1995 between CIGNA Variable Products Group and CIGNA Investments, Inc., (n/k/a TimesSquare Investment Management, Inc.), incorporated by reference to Post-Effective Amendment No. 11 to Registrant's Registration Statement filed electronically March 7, 1996.

 d. (ii) The Side Letter to the Master Investment Advisory Agreement dated April 30, 1996 between CIGNA Variable Products Group and CIGNA Investments, Inc., (n/k/a TimesSquare Investment Management, Inc.), incorporated by reference to Post-Effective Amendment No. 14 to Registrant's Registration Statement filed electronically January 28, 1997.

 d. (iii) The Side Letter to the Master Investment Advisory Agreement dated February 25, 1997 between CIGNA Variable Products Group and CIGNA Investments, Inc., (n/k/a TimesSquare Investment Management, Inc.), incorporated by reference to Post-Effective Amendment No. 15 to Registrant?s Registration Statement filed electronically April 10, 1997.

 e.       None.

 f.       None.

  g. The Custodian Contract dated as of April 15, 1988 between CIGNA Variable Products Group and State Street Bank and Trust Company, incorporated by reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement filed electronically February 12, 1999.

  g. (i) The Custodian Fee Schedule Effective January 1, 2000 relative to the Custodian Contract hereinbefore filed as Exhibit g to be filed by amendment.

* g. (ii)      Amendment to the Custodian Contract by and between CIGNA Variable
               Products Group and State Street Bank and Trust Company, made as of February 22, 2000.

  g. (iii) The Side Letter to the Custodian Contract dated as of February 15, 1996 between CIGNA Variable Products Group and State Street Bank and Trust Company, incorporated by reference to Post-Effective Amendment No. 11 to Registrant's Registration Statement filed electronically March 7, 1996.

  g. (iv) The Side Letter to the Custodian Contract dated as of February 25, 1997 between CIGNA Variable Products Group and State Street Bank and Trust Company, incorporated by reference to Post-Effective Amendment No. 15 to Registrant's Registration Statement filed electronically April 10, 1997.

* g. (v) The Side Letter to the Custodian Contract dated as of May 4, 1999 between CIGNA Variable Products Group and State Street Bank and Trust Company.

* g. (vi)      The Price Source Authorization Agreement pursuant to the
               Custodian Contract among State Street Bank and Trust Company and
               CIGNA Funds, made as of January, 2000.

* g. (vii)     Data Access Services Addendum to Custodian Agreement between
               State Street Bank and Trust Company and CIGNA Funds, dated as of
               August 18, 1997.

  h. The Transfer Agency and Service Agreement dated as of April 15, 1988 between CIGNA Variable Products Group and State Street Bank and Trust Company, incorporated by reference to Post-Effective Amendment No. 16 to Registrant's Registration Statement filed electronically April 30, 1998.

  h. (i) The Side Letter to the Transfer Agency and Service Agreement dated as of February 15, 1996 between CIGNA Variable Products Group and State Street Bank and Trust Company, incorporated by reference to Post-Effective Amendment No. 11 to Registrant's Registration Statement filed electronically March 7, 1996.

  h. (ii) The Side Letter to the Transfer Agency and Service Agreement dated as of February 25, 1997 between CIGNA Variable Products Group and State Street Bank and Trust Company, incorporated by reference to Post-Effective Amendment No. 15 to Registrant's Registration Statement filed electronically April 10, 1997.

  h. (iii) The Agreement For Use Of The Term "CIGNA" dated February 4, 1988 between CIGNA Variable Products Group and CIGNA Corporation, incorporated by reference to Post-Effective Amendment No. 15 to Registrant's Registration Statement filed electronically April 10, 1997.

  h. (iv) Form of Trustees' Deferred Fee Agreement, incorporated by reference to Post-Effective Amendment No. 9 to Registrant's Registration Statement filed electronically October 16, 1995.

  h. (v) The Participation Agreement dated as of December 1, 1997 among CIGNA Variable Products Group, CIGNA Financial Services, Inc. and Connecticut General Life Insurance Company, incorporated by reference to Post-Effective Amendment No. 16 to Registrant's Registration Statement filed electronically April 30, 1998.

  h. (vi) Amendment No. 1 to the Participation Agreement dated as of December 1, 1998 among CIGNA Variable Products Group, CIGNA Financial Services, Inc. and Connecticut General Life Insurance Company, incorporated by reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement filed electronically February 12, 1999.

* h. (vii)     Amendment No. 2 to the Participation Agreement made as of March
               17, 2000 among CIGNA Variable Products Group, CIGNA Financial
               Services, Inc. and Connecticut General Life Insurance Company.

* h. (viii)    Power of Attorney.

* i.           Consent of Counsel.

* j.           Consent of PricewaterhouseCoopers LLP.

  k.           None.

  l.           None.

  m.           None.

  n.           None.

* p. Business Ethics - CIGNA Investment Management Associates and Restricted Persons, dated February, 1999.

* p. (i) Code of Ethics of CIGNA Variable Products Group, made as of February, 1988.


Item 24. Persons Controlled by or Under Common Control with the Fund.
--------------------------------------------------------------------

As of the date hereof, no person is directly or indirectly controlled by or under common control with CIGNA Variable Products Group.

Item 25. Indemnification.
------------------------

The Second Amended and Restated Master Trust Agreement, dated July 28, 1998 (the "Master Trust Agreement"), provides, among other things, for the indemnification out of Registrant's assets (or the assets of a series of Registrant where applicable) of the Trustees and officers of Registrant against all liabilities incurred by them in such capacity, except for liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Trustees may consult counsel or other experts concerning the meaning and operation of the Master Trust Agreement, and may rely upon the books and records of Registrant. Trustees are not liable for errors of judgment, mistakes of fact or law, or for the negligence of other Trustees or Registrant's officers or agents.

Trustees are not required to give a bond or other security for the performance of their duties. Payments in compromise of any action brought against a Trustee or officer may be paid by Registrant if approved by either a majority of disinterested Trustees or by independent legal counsel. The right of indemnification under the Master Trust Agreement is not exclusive of any other rights to which the Trustees or officers may be entitled.


_______________________
 *Filed Herewith

The Master Trust Agreement also provides that shareholders shall be indemnified and held harmless by the applicable series of Registrant with respect to actions brought against them in their capacity as shareholders. Also, the Master Trust Agreement provides that creditors of a series of Registrant may look only to the assets of that series for payment; and neither shareholders nor Trustees shall be personally liable therefor. All instruments executed on behalf of Registrant are required to contain a statement to the effect of the foregoing.

TimesSquare Investment Management, Inc., Registrant and other investment companies managed by TimesSquare Investment Management, Inc., their officers, trustees, directors and employees (the "Insured Parties") are insured under an Investment Management Errors and Omissions Insurance Policy in the amount of $10,000,000 offered by Lloyd's Insurance Company, an affiliate of Lloyd's of London, on a joint policy basis with TimesSquare Investment Management, Inc. and CIGNA International Investment Advisors, Ltd.

In addition, Registrant and other investment companies managed by TimesSquare Investment Management, Inc. and CIGNA International Investment Advisors, Ltd. are insured under a Lloyd's Insurance Company Investment Company Blanket Bond with a stated maximum coverage of $10,000,000. Premiums and policy benefits are allocated among participating companies pursuant to Rule 17g-1(d) under the Investment Company Act of 1940, as amended.

Item 26. Business and Other Connections of the Investment Adviser.
-----------------------------------------------------------------

As of the date hereof, TimesSquare Investment Management, Inc. ("TimesSquare") serves as investment adviser to CIGNA Funds Group, CIGNA Institutional Funds Group, CIGNA Variable Products Group and their series of shares and to CIGNA High Income Shares (CIGNA Funds Group, CIGNA Institutional Funds Group, CIGNA Variable Products Group and CIGNA High Income Shares known collectively as the "Trusts") and to CIGNA Investment Securities, Inc. ("CIS"), all of which (except for CIS and CIGNA High Income Shares) are open-end investment companies, and to certain other clients, most of which are affiliated with CIGNA Corporation. For a description of the business of TimesSquare, see its most recent Form ADV (File No. 801-18094) filed with the Securities and Exchange Commission. The principal business address of each of the foregoing companies is as follows:

     TimesSquare - Four Times Square, New York, NY 10036 and 900 Cottage Grove
                   Road, Bloomfield, Connecticut 06002 [mailing address]

     The Trusts and each of their series of shares - 100 Front Street, Suite 300, Worcester, Massachusetts 01601

     CIS - Two Liberty Place, 1601 Chestnut Street, Philadelphia, Pennsylvania 19192

Substantial business and other connections of the Directors and officers of TimesSquare during the past two fiscal years are listed below:

Names of Officers and Directors    Positions with the Adviser and
   of the Investment Adviser         Other Substantial Business Connections
-------------------------------    -----------------------------------------

Thomas C. Jones                    Director and Chairman of the Board,
                                   TimesSquare; President, CIGNA Investment
                                   Management, a division of CIGNA Corporation*;
                                   President and Director, CIGNA Investments,
                                   Inc.* (f/k/a CIGNA Investment Advisory
                                   Company, Inc.) and CIGNA Investment Group,
                                   Inc.*; President, CIGNA Investments, Inc.*
                                   (f/k/a CIGNA Investment Advisory Company,
                                   Inc.); Director, CIGNA International
                                   Investment Advisors, Ltd.**, CIGNA Financial
                                   Futures, Inc.* and Global Portfolio
                                   Strategies, Inc.*; Trustee, the Trusts;
                                   Director, CIGNA Investment Securities, Inc.
                                   (f/k/a INA Investment Securities, Inc.);
                                   Director, President and Chairman of
                                   Investment Committee, Connecticut General
                                   Life Insurance Company; previously, President
                                   TimesSquare.

Robert J. Moore                    Director and President, TimesSquare; Senior
                                   Managing Director, CIGNA Investments, Inc.*,
                                   (f/k/a CIGNA Investment Advisory Company,
                                   Inc.) and CIGNA International Investment
                                   Advisors, Ltd.**; Chief Investment Officer,
                                   CIGNA Investment Management-Retirement
                                   Services, a division of CIGNA Corporation*;
                                   previously Managing Director, Head of Fixed
                                   Income Portfolio Management and Research,
                                   Credit Suisse Asset Management, NY, NY.

Daniel H. Sigg                     Director, Managing Director, Chief Operating
                                   Officer, TimesSquare; Managing Director,
                                   Business Operations, CIGNA Investment
                                   Management; previously Senior Managing
                                   Director and Global Head of Institutional
                                   Asset Management, Union Bank of Switzerland;
                                   Executive Director and CFO, Credit Suisse
                                   Asset Management, NY, NY.

Jean H. Walker                     Director and Senior Vice President-Finance,
                                   TimesSquare; Chief Financial Officer, CIGNA
                                   Investment Management, a division of CIGNA
                                   Corporation*; Director, CIGNA International
                                   Investment Advisors, Ltd.**, CIGNA Investment
                                   Group, Inc.*; Global Portfolio Strategies,
                                   Inc.*; Director, Vice President, Member of
                                   Investment Committee and Actuary, Connecticut
                                   General Life Insurance Company*; previously
                                   Chief Financial Officer, Group Insurance division, CIGNA Corporation.*

Mary Louise Casey                  Senior Managing Director, TimesSquare;
                                   Director and Senior Managing Director, CIGNA
                                   Investments, Inc.*, (f/k/a CIGNA Investment
                                   Advisory Company, Inc.); Director Global
                                   Portfolio Strategies, Inc.*; Vice President,
                                   Connecticut General Life Insurance Company.*

Richard H. Forde                   Senior Managing Director, TimesSquare; Senior
                                   Managing Director, CIGNA Investments, Inc.*
                                   (f/k/a CIGNA Investment Advisory Company,
                                   Inc.); Member of Investment Committee,
                                   President, Senior Managing Director and
                                   Director, CIGNA International Investment
                                   Advisors, Ltd.**; Director and President,
                                   Global Portfolio Strategies, Inc.*; Chairman of the Board, President and Trustee CIGNA
                                   Funds Group, CIGNA High Income Shares, CIGNA
                                   Institutional Funds Group and CIGNA
                                   Investment Securities, Inc. (f/k/a INA
                                   Investment Securities, Inc.); President CIGNA
                                   Variable Products Group.

Philip J. Ward                     Senior Managing Director, TimesSquare;
                                   Director and Senior Managing Director, CIGNA
                                   Investments, Inc.* (f/k/a CIGNA Investment
                                   Advisory Company, Inc.); Vice President,
                                   Connecticut General Life Insurance Company.*

Kevin D. Barry                     Managing Director, TimesSquare.

Marguerite A. Boslaugh             Managing Director, TimesSquare.

Susan B. Bosworth                  Managing Director, TimesSquare.

William C. Carlson                 Managing Director, TimesSquare; previously
                                   Vice President, TimesSquare.

Rosemary C. Clarke                 Managing Director, TimesSquare and CIGNA
                                   Investments, Inc.* (f/k/a CIGNA Investment
                                   Advisory Company, Inc.)

Rosemary S. Cleaves                Managing Director, TimesSquare; previously
                                   President and Director, Global Portfolio
                                   Strategies, Inc.*

Robert F. DeLucia                  Managing Director, TimesSquare and CIGNA
                                   Investments, Inc.* (f/k/a CIGNA Investment
                                   Advisory Company, Inc.); Director, Global
                                   Portfolio Strategies, Inc.*

Ira Edelblum                       Managing Director, TimesSquare; previously
                                   Portfolio Manager, Credit Suisse Asset
                                   Management, NY, NY.

Robert Fair                        Managing Director, TimesSquare.

Keith A. Gollenberg                Managing Director, TimesSquare; previously
                                   Vice President, TimesSquare.

William J. Grady                   Managing Director, TimesSquare.

Dennis P. Hannigan                 Managing Director, TimesSquare.

Debra J. Height                    Managing Director, TimesSquare and CIGNA
                                   Investments, Inc.* (f/k/a CIGNA Investment
                                   Advisory Company, Inc.)

William H. Jefferis                Managing Director, TimesSquare; previously
                                   Vice President, TimesSquare.

David R. Johnson                   Managing Director, TimesSquare and CIGNA
                                   Investments, Inc.* (f/k/a CIGNA Investment
                                   Advisory Company, Inc.)

Robert W. Justich                  Managing Director, TimesSquare; previously
                                   Managing Director, Credit Suisse Asset
                                   Management, NY, NY.

Richard H. Kupchunos               Managing Director, TimesSquare and CIGNA
                                   Investments, Inc.* (f/k/a CIGNA Investment
                                   Advisory Company, Inc.)

Edward Lewis                       Managing Director, TimesSquare.

Timothy J. Lord                    Managing Director, TimesSquare; Vice
                                   President, CIGNA Financial Futures, Inc.*

Patrick J. McNelis                 Managing Director, TimesSquare.

Stephen J. Olstein                 Managing Director, TimesSquare.

Alan C. Petersen                   Managing Director, TimesSquare; Vice
                                   President, CIGNA High Income Shares.

Anthony J. Pierson                 Managing Director, TimesSquare.

Donald F. Rieger, Jr.              Managing Director, TimesSquare.

Frank Sataline, Jr.                Managing Director, TimesSquare; previously
                                   Vice President, TimesSquare.

John A. Shaw                       Managing Director, TimesSquare.

Joseph W. Springman                Managing Director, TimesSquare and CIGNA
                                   Investments, Inc.* (f/k/a CIGNA Investment
                                   Advisory Company, Inc.)

William A. Taylor                  Managing Director, TimesSquare.

George Varga                       Managing Director, TimesSquare.

Victor J. Visockis, Jr.            Managing Director, TimesSquare; previously
                                   Vice President, TimesSquare.

Henry C. Wagner, III               Managing Director, TimesSquare; Managing
                                   Director and Vice President, CIGNA
                                   Investments, Inc.* (f/k/a CIGNA Investment
                                   Advisory Company, Inc.); President, CIGNA
                                   Financial Futures, Inc.*; previously Vice
                                   President, CIGNA Investments, Inc.* (f/k/a
                                   CIGNA Investment Advisory Company, Inc.)

Deborah B. Wiacek                  Managing Director, TimesSquare; previously
                                   Vice President, TimesSquare.

Stephen H. Wilson                  Managing Director, TimesSquare.

Mary C. LaBelle                    Senior Vice President, TimesSquare; Human
                                   Resources Head, CIGNA Investment Management, a division of CIGNA Corporation*; previously
                                   Human Resources, Aeltus Investment
                                   Management, a division of Aetna Corporation, Hartford, CT.

Victor E. Saliterman               Senior Vice President, TimesSquare.

Thomas P. Au                       Vice President, TimesSquare.

Andrew Brown                       Vice President, TimesSquare.

Timothy C. Burns                   Vice president, TimesSquare and Global
                                   Portfolio Strategies, Inc.*

Maryanne P. dePreaux               Vice President, TimesSquare.

Kim L. DiPietro                    Vice President, TimesSquare.

Robert W. Eccles                   Vice President, Finance & Risk Management,
                                   TimesSquare; previously Assistant Vice
                                   President and Controller, TimesSquare.

Mark W. Everette                   Vice President, TimesSquare.

Susan M. Grayson                   Vice President, TimesSquare and Global
                                   Portfolio Strategies, Inc.*; previously Vice
                                   President, Global Portfolio Strategies, Inc.*

Amy F. Hatfield                    Vice President, TimesSquare.

John Hurley                        Vice President, TimesSquare.

Joseph R. Kennedy                  Vice President, TimesSquare.

Paul T. Martin                     Vice President, TimesSquare.

Daniel McDonough                   Vice President, TimesSquare, CIGNA
                                   International Investment Advisors, Ltd.** and
                                   Global Portfolio Strategies, Inc.*

Dean M. Molinaro                   Vice President, TimesSquare.

Alpha O. Nicholson, III            Vice President, TimesSquare; Senior Counsel,
                                   CIGNA companies*.

Thomas J. Podgorski                Vice President, TimesSquare.

Timothy F. Roberts                 Vice President and Compliance Officer,
                                   TimesSquare; Vice President, International
                                   Finance/Global Compliance, CIGNA Investment
                                   Management, a division of CIGNA Corporation*;
                                   Vice President - Finance and Chief Compliance
                                   Officer, CIGNA International Investment
                                   Advisors, Ltd.**; Compliance Officer, CIGNA
                                   Investments, Inc.* (f/k/a CIGNA Investment
                                   Advisory Company, Inc.); Director and
                                   Compliance Officer, Global Portfolio
                                   Strategies, Inc.*

John R. Schumann                   Vice President, TimesSquare.

Philip Spak                        Vice President, TimesSquare.

Marie E. Swartzwelder              Vice President, TimesSquare; previously Vice
                                   President, Global Portfolio Strategies, Inc.*

Carlton C. Taylor                  Vice President, TimesSquare.

Michael J. Walker                  Vice President, TimesSquare.

Alfred A. Bingham III              Assistant Vice President, TimesSquare; Vice
                                   President and Treasurer, the Trusts and CIGNA
                                   Investment Securities, Inc. (f/k/a INA
                                   Investment Securities, Inc.)

Susan L. Cooper                    Secretary, TimesSquare, CIGNA Investments,
                                   Inc.* (f/k/a CIGNA Investment Advisory
                                   Company, Inc.), CIGNA International
                                   Investment Advisors, Ltd.**, CIGNA Investment
                                   Group, Inc.*, CG Trust Company*, Global
                                   Portfolio Strategies, Inc.*, CIGNA Financial
                                   Services, Inc.***, CIGNA Financial Futures,
                                   Inc.*, Connecticut General Life Insurance
                                   Company*; Assistant Corporate Secretary,
                                   CIGNA Corporation****; previously Associate,
                                   Robinson Donovan Madden & Barry, P.C.,
                                   Springfield, MA (Law Firm).

_____________________
   * Four Times Square, New York, NY and 900 Cottage Grove Road, Bloomfield, CT ** Park House, 16 Finsbury Circus, London, England
 *** 280 Trumbull Street, One Commercial Plaza, Hartford, CT
**** One Liberty Place, 1650 Market Street, Philadelphia, PA

Item 27. Principal Underwriters.
-------------------------------

Registrant has no principal underwriter. CIGNA Financial Services, Inc., an indirect, wholly-owned subsidiary of CIGNA Corporation, is the distributor of variable annuity and variable life insurance contracts, the assets of which are invested in part in series of CIGNA Variable Products Group.

Item 28. Location of Accounts and Records.
-----------------------------------------

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, (15 U.S.C. 80a-30(a)) and the Rules (17 CFR 270.31a-1 to 31a-3) promulgated thereunder and records relating to shareholders are maintained by State Street Bank and Trust Company, Boston, Massachusetts. Registrant's corporate records and financial records are maintained c/o TimesSquare Capital Management, Inc., 900 Cottage Grove Road, Bloomfield, CT 06002.

Item 29. Management Services.
----------------------------

Not Applicable

Item 30. Undertakings.
---------------------

Not Applicable.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant, CIGNA Variable Products Group, certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Amendment No. 19 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Bloomfield, and State of Connecticut on the 28th day of April, 2000.

                                        CIGNA VARIABLE PRODUCTS GROUP

                                        Richard H. Forde
                                        President


                                        By: /s/ Jeffrey S. Winer
                                           -------------------------------------
                                           Jeffrey S. Winer
                                           Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 19 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

   Signature                              Title                 Date
   ---------                              -----                 ----

Richard H. Forde                                            April 28, 2000.


                                     President
                                     (principal executive
By: /s/  Jeffrey S. Winer             officer)
    ----------------------------
   Jeffrey S. Winer
   Attorney-in-Fact

                                     Treasurer
                                     (principal
                                     financial officer
                                     and principal
 /s/ Alfred A. Bingham III           accounting officer)    April 28, 2000.
 -------------------------------
    Alfred A. Bingham III

     This Amendment No. 19 to the Registration Statement has also been signed below by Jeffrey S. Winer, Attorney-in-Fact, on behalf of the following Trustees on the date indicated, such Trustees being all of the Trustees currently holding the office of Trustee of Registrant.

   Hugh R. Beath                     Thomas C. Jones
   Russell H. Jones                  Paul J. McDonald



By: /s/ Jeffrey S. Winer                                    April 28, 2000.
    ---------------------------
    Jeffrey S. Winer

                       SECURITIES ACT FILE NO. 33-20333
                   INVESTMENT COMPANY ACT FILE NO. 811-5480

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-1A



REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            [_]

     Pre-Effective Amendment                                       [_]
     Post-Effective Amendment No. 19                               [X]

                                      and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [_]
     Amendment No. 19                                              [X]



                         CIGNA Variable Products Group
              (Exact Name of Registrant as Specified in Charter)

               100 Front Street, Suite 300, Worcester, MA 01601
                    (Address of Principal Executive Office)


                                   EXHIBITS

                                 EXHIBIT INDEX

g. (ii) Amendment to the Custodian Contract by and between CIGNA Variable Products Group and State Street Bank and Trust Company, made as of February 22, 2000.

g. (v) The Side Letter to the Custodian Contract dated as of May 4, 1999 between CIGNA Variable Products Group and State Street Bank and Trust Company.

g. (vi) The Price Source Authorization Agreement pursuant to the Custodian Contract among State Street Bank and Trust Company and CIGNA Funds, made as of January, 2000.

g. (vii) Data Access Services Addendum to Custodian Agreement between State Street Bank and Trust Company and CIGNA Funds, dated as of August 18, 1997.

h. (vii) Amendment No. 2 to the Participation Agreement made as of March 17, 2000 among CIGNA Variable Products Group, CIGNA Financial Services, Inc. and Connecticut General Life Insurance Company.

h. (viii) Power of Attorney.

i.        Consent of Counsel.

j.        Consent of PricewaterhouseCoopers LLP.

p. Business Ethics - CIGNA Investment Management Associates and Restricted Persons, dated February, 1999.

p. (i)    Code of Ethics of CIGNA Variable Products Group, made as of February,
          1988.